As filed with the Securities and Exchange Commission on May 14, 2018

Securities Act File No. 333-224271

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No. ☐

Post-Effective Amendment No. 1 ☒

The Hartford Mutual Funds, Inc.

(Exact Name of Registrant as Specified in Charter)

690 Lee Road

Wayne, Pennsylvania 19087
(Address of Principal Executive Offices) (Zip Code)

1-610-386-4068

(Registrant’s Area Code and Telephone Number)

Thomas R. Phillips, Esq.

Hartford Funds Management Company, LLC
690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

With copies to:

John V. O’Hanlon, Esq.

Dechert LLP

One International Place, 40th Floor
100 Oliver Street
Boston, Massachusetts 02110-2605

Approximate Date of Proposed Public Offering:

As soon as practicable after this Registration Statement becomes effective.

It is proposed that this filing will become effective immediately upon filing, pursuant to Rule 485(b) under the Securities Act of 1933, as amended.

No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

THE HARTFORD MUTUAL FUNDS, INC.

FORM N-14

CONTENTS OF REGISTRATION STATEMENT ON FORM N-14

This Registration Statement consists of the following papers and documents:

Cover Sheet

Contents of Registration Statement on Form N-14

Letter to Shareholders

Notice of Special Meeting of Shareholders

Part A – Combined Proxy Statement/Prospectus

Part B – Statement of Additional Information

Part C – Other Information

Signature Page

Exhibits

THE HARTFORD MUTUAL FUNDS II, INC.,
on behalf of
The Hartford Municipal Real Return Fund

May 17, 2018

Dear Shareholder:

You are cordially invited to attend a Special Meeting (the "Special Meeting") of The Hartford Mutual Funds II, Inc. ("Hartford Mutual Funds II") that will take place on June 28, 2018 at 10:00 a.m. Eastern Time at the offices of Hartford Funds Management Company, LLC ("HFMC"), 690 Lee Road, Wayne, Pennsylvania 19087, and any adjournment or postponement thereof.

As explained in the enclosed combined Proxy Statement/Prospectus ("Proxy Statement"), the purpose of the Special Meeting is to vote on a proposal that would reorganize The Hartford Municipal Real Return Fund (the "Acquired Fund"), a series of The Hartford Mutual Funds II, Inc., with and into The Hartford Municipal Opportunities Fund (the "Acquiring Fund"), a series of The Hartford Mutual Funds, Inc. Shareholders of record at the close of business on April 30, 2018 will be asked to vote to approve the proposed Agreement and Plan of Reorganization (the "Reorganization Agreement") pursuant to which the Acquired Fund will be reorganized with and into the Acquiring Fund. If approved by shareholders, the Reorganization is expected to occur on or about July 16, 2018.

We request that you complete the enclosed proxy card for the upcoming Special Meeting. The Board of Directors of Hartford Mutual Funds II has reviewed and approved the proposal and recommends that you vote FOR the proposal. The Proxy Statement provides more information on the Reorganization Agreement. Please read it carefully and return your completed proxy card in the enclosed addressed, postage-paid envelope; or take advantage of the telephonic or internet voting procedures described in the Proxy Statement. YOUR VOTE IS IMPORTANT. If we do not hear from you after a reasonable period of time, you may receive a telephone call from a representative of HFMC, HFMC's affiliates, or from our proxy solicitor, Broadridge Financial Solutions, Inc., reminding you to vote your shares.

Very truly yours,

James E. Davey
President and Chief Executive Officer

QUESTIONS AND ANSWERS ABOUT THE PROXY STATEMENT/PROSPECTUS

We encourage you to read the combined Proxy Statement/Prospectus ("Proxy Statement"). However, we thought it would be helpful to provide brief answers to some questions.

General Information About the Reorganization

Q. 1.  Why am I receiving the Proxy Statement?

A. 1.  The Hartford Municipal Real Return Fund (the "Acquired Fund") is being reorganized into and with The Hartford Municipal Opportunities Fund (the "Acquiring Fund") (the "Reorganization"). You are receiving the Proxy Statement because you were a shareholder of the Acquired Fund as of the close of business on April 30, 2018 (the "Record Date") and so that we can provide you with details about the Reorganization. The Acquired Fund and the Acquiring Fund are referred to herein as the "Funds." The Acquired Fund is a series of The Hartford Mutual Funds II, Inc. ("Hartford Mutual Funds II") and the Acquiring Fund is a series of The Hartford Mutual Funds, Inc. ("Hartford Mutual Funds").

The Proxy Statement provides the information about the Acquiring Fund that shareholders should know when evaluating the Reorganization. We suggest that you keep the Proxy Statement for your records and future reference.

All documents may be obtained without charge by writing to Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 or by calling 1-888-843-7824.

Q. 2.  What is the proposal that Shareholders are being asked to consider at the upcoming Special Meeting?

A. 2.  Shareholders of the Acquired Fund are being asked to consider and approve the proposed Agreement and Plan of Reorganization (the "Reorganization Agreement") whereby the Acquired Fund will be reorganized with and into the Acquiring Fund. The Acquiring Fund, following completion of the Reorganization, may be referred to as the "Combined Fund."

Q. 3.  How would the Reorganization benefit the Acquired Fund and its Shareholders?

A. 3.  The Reorganization is expected to benefit the Acquired Fund's shareholders by: (1) addressing the small asset levels and lack of growth of the Acquired Fund by reorganizing it into a larger fund, the Acquiring Fund, which is anticipated to provide a greater opportunity to realize economies of scale; and (2) offering shareholders of the Acquired Fund investment in a fund that has generated stronger absolute performance for the 1-, 3- and 5-year periods ending December 31, 2017. In addition, the net expense ratio of each class of the Combined Fund immediately after the Reorganization is expected to be the same or lower than the expense ratio of the corresponding class of the Acquired Fund immediately prior to the Reorganization.

Q. 4.  If approved, when will the Reorganization happen?

A. 4.  If approved by shareholders of the Acquired Fund, the Reorganization is expected to occur on or about July 16, 2018 ("Closing Date").

Q. 5.  Who would bear the costs of the Reorganization?

A. 5.  Hartford Funds Management Company, LLC ("HFMC"), the investment adviser to both Funds, or its affiliates, will bear all costs associated with the Reorganization whether or not the Reorganization is consummated, other than brokerage-related expenses and other similar transaction costs, which will be borne by the respective Fund, as applicable. The estimated cost of retaining the proxy solicitor, Broadridge Financial Solutions, Inc. ("Broadridge"), for solicitation is $40,000, which will be paid by HFMC or its affiliates.

Q. 6.  How would the Reorganization affect me as a Shareholder?

A. 6.  If the Reorganization Agreement is approved by shareholders, upon the Closing Date, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. Specifically, shareholders of Class A, Class T, Class C, Class I, Class Y and Class F shares, respectively, of the Acquired Fund will receive shares of the corresponding class of the Acquiring Fund that are equal in value to their shares in the Acquired Fund as of the Closing Date. The number of shares you receive will depend on the relative net asset value of the Funds' shares immediately prior to the Reorganization. Thus, although the aggregate net asset value of the shares in your account will be the same, you may receive a greater or lesser number of shares than you currently hold in the Acquired Fund.

The Acquired Fund is not expected to sell any securities prior to the Reorganization, other than in the ordinary course of business. However, the Acquired Fund will need to close out all Consumer Price Index ("CPI") swaps prior to the Reorganization which will result in brokerage commissions currently estimated to be approximately $91,000 or approximately 0.05% of the Acquired Fund's net asset value as of October 31, 2017 (5 basis points). Approximately 70% of the Acquired Fund's portfolio is hedged by CPI swap positions. HFMC estimates that the sales of the CPI swaps will result in capital gains which are anticipated to be offset by the Acquired Fund's capital loss carryforwards. In addition, a portion of the Acquired Fund's portfolio assets (approximately 20.0%) is expected to be sold after the consummation of the Reorganization. It is expected that the capital loss carryforwards of the Acquiring Fund would offset such capital gains. It is also estimated that such portfolio repositioning will result in brokerage and other transaction costs of approximately $18,000 to $31,000 or approximately 0.00% to 0.01% of the Acquiring Fund's net asset value as of October 31, 2017 (0 to 1 basis points). The preceding are estimates that may change at the time of the Reorganization based on market conditions and other factors.

Q. 7.  Can I exchange or redeem my Acquired Fund shares before the Reorganization takes place?

A. 7.  Yes. You may exchange your Acquired Fund shares, as described in the Acquired Fund's prospectus as well as in the section entitled "MORE INFORMATION REGARDING THE FUNDS — Exchanging Shares" in the Proxy Statement, for shares of another Hartford Fund, before the Reorganization takes place. You may also redeem your shares at any time before the Reorganization takes place, as set forth in the Acquired Fund's prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and may be a taxable transaction. The Acquired Fund was closed to new investors effective March 30, 2018. Existing shareholders will be able to purchase shares of the Acquired Fund through the close of business on or about July 13, 2018. No purchases of the Acquired Fund's shares will be allowed after that time.

General Information About the Funds

Q. 8.  How comparable are the Funds' investment objectives and investment strategies?

The Funds have similar investment objectives. The Acquired Fund's investment objective is to provide current income exempt from federal income tax, and after-tax inflation-adjusted total returns. The Acquiring Fund's investment objective is to provide current income that is generally exempt from federal income taxes, and long-term total return. Although the Funds have similar investment strategies, each Fund uses a different investment style.

The Acquired Fund invests primarily in securities that pay interest that is exempt from federal income tax and that the sub-adviser, Wellington Management Company LLP ("Wellington Management"), considers to be attractive from a yield perspective while considering after-tax total return, while the Acquiring Fund invests in investment grade and non-investment grade municipal securities (known as "junk bonds") that the sub-adviser, Wellington Management, considers to be attractive from a yield perspective while considering total return.

The Acquired Fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 80% of the tax-exempt obligations purchased by the Acquired Fund will be of "investment grade" quality. The Acquired Fund may invest up to 20% of its net assets in securities with income subject to federal income tax, including the Alternative Minimum Tax.

The Acquiring Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Acquiring Fund may invest in securities of any maturity or duration.

The Acquired Fund has a policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax. At least 80% of the Acquiring Fund's net assets must be invested in municipal securities. In addition, the Acquiring Fund may invest in a greater amount of non-investment grade municipal securities than the Acquired Fund. The Acquiring Fund may invest up to 35% of its net assets in non-investment grade municipal securities as compared to the Acquired Fund, which may invest up to 20% of its net assets in non-investment grade municipal securities. As of March 31, 2018, the Acquiring Fund had invested approximately 11.9% of its net assets in non-investment grade municipal securities as compared to the Acquired Fund, which had invested approximately 10.7% of its net assets in non-investment grade municipal securities.

In order to maximize the Acquired Fund's after-tax real return, the Acquired Fund will invest in inflation-linked securities or inflation-linked derivatives (such as swap agreements, including CPI swaps). "Real return" equals total return less the estimated cost of inflation, generally measured by changes in an official inflation measure, such as the CPI. A significant portion of the Acquired Fund's assets could be exposed to the effect of the Acquired Fund's investments in inflation-linked derivatives, and is expected to range from 50% to 100% of the Acquired Fund's net assets. The Acquired Fund may also use derivatives to manage portfolio risk, to replicate securities the Acquired Fund could buy that are not currently available in the market or for other investment purposes.

Both Funds will generally hold a diversified portfolio of investments in various sectors, but the Funds are not required to invest in all sectors at all times and may invest 100% of their net assets in one sector if conditions warrant. Both Funds may also trade securities actively.

For more information regarding each Fund's investment strategies and styles, please see the "COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF THE ACQUIRED FUND AND THE ACQUIRING FUND" section in the Proxy Statement.

Q. 9.  How comparable are the Funds' principal risks?

A. 9.  The Funds have comparable principal risk factors, with the exception of those risks identified immediately below. The principal risks of investing in each Fund are identified in the "COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF THE ACQUIRED FUND AND THE ACQUIRING FUND" section in the Proxy Statement.

The following principal risks are unique to an investment in the Acquired Fund: Derivatives Risk, Leverage Risk, Swaps Risk, and Inflation-Protected Securities Risk.

The following principal risk is unique to an investment in the Acquiring Fund: High Yield Investments Risk.

Q. 10.  Who are the Adviser and Sub-Adviser of the Acquiring Fund?

A. 10.  The investment adviser of the Acquiring Fund, HFMC, is also the investment adviser of the Acquired Fund. The Acquiring Fund's sub-adviser, Wellington Management, is also the sub-adviser of the Acquired Fund. HFMC and Wellington Management will continue to serve as the Acquiring Fund's investment adviser and sub-adviser, respectively, after the closing of the Reorganization.

Q. 11.  Would the Reorganization Agreement result in different expenses for shareholders of the Acquired Fund?

A. 11.  Yes. The Acquiring Fund has different expenses than the Acquired Fund. Although the Funds have the same management fee schedule, it is anticipated that, immediately following the Reorganization, shareholders of the Combined Fund will incur lower actual management fees (i.e. the management fee rate payable calculated based on a fund's asset level) than the shareholders of the Acquired Fund immediately prior to the Reorganization. The net expense ratios of the Combined Fund immediately after the Reorganization are expected to be lower than the corresponding expense ratios of the Acquired Fund immediately prior to the Reorganization. For more information on fees and expenses, see "COMPARISON OF FEES AND EXPENSES OF THE ACQUIRED FUND AND THE ACQUIRING FUND" section in the Proxy Statement.

Q. 12.  Will I have to pay any front-end sales charges, contingent deferred sales charges or redemption/exchange fees in connection with the Reorganization?

A. 12.  No. You will not have to pay any front-end sales charges, contingent deferred sales charges ("CDSCs") or redemption/exchange fees in connection with the Reorganization.

Q. 13.  How do the share purchase, redemption and exchange procedures of the Acquiring Fund compare to those of the Acquired Fund?

A. 13.  The share purchase, redemption and exchange procedures of the Acquiring Fund are the same as those of the Acquired Fund.

Additional Information About the Reorganization and Voting Procedures

Q. 14.  Would the Reorganization be considered a taxable event for federal income tax purposes?

A. 14.  It is anticipated that the Reorganization will qualify for Federal income tax purposes as a tax-free reorganization. Accordingly, neither the Acquired Fund, the Acquiring Fund, nor the shareholders of the Funds are expected to recognize any gain or loss for Federal income tax purposes from the transactions described in the Reorganization Agreement. The Acquired Fund is expected to sell certain assets in anticipation of the Reorganization. Sales of the Acquired Fund's assets could result in taxable gains to the Fund's shareholders, as well as increased transaction costs regardless of the fact that the Reorganization itself is expected to be tax free.

Q. 15.  Has the Board of Directors approved the Reorganization Agreement?

A. 15.  Yes. The Board of Directors of Hartford Mutual Funds II has reviewed and approved the Reorganization Agreement. The Board recommends that you vote FOR the Reorganization Agreement.

Q. 16.  What happens if shareholders of the Acquired Fund do not approve the Reorganization Agreement?

A. 16.  In the event that the shareholders of the Acquired Fund do not approve the Reorganization Agreement, the Acquired Fund will continue to operate as a separate entity, and the Board of Directors that oversees the Acquired Fund will determine what further action, if any, to take.

Q. 17.  How can I vote?

A. 17.  You can vote:

•  By mail: complete and return your proxy card in the enclosed pre-addressed postage-paid envelope.

•  By telephone: call the toll-free number listed on the proxy card and follow the recorded instructions.

•  By internet: go to www.proxyvote.com and follow the on-screen instructions.

Whichever method you choose, please take the time to read the Proxy Statement before you vote.

Q. 18.  When should I vote?

A. 18.  Please vote as soon as possible. You may submit your vote at any time before the date of the shareholder meeting. Representatives of HFMC, HFMC's affiliates, or Broadridge, a firm authorized by HFMC to assist in the solicitation of proxies, may be contacting you to urge you to vote on this important matter.

Q. 19.  Where can I obtain additional information about the Proxy Statement?

A. 19.  A copy of the Proxy Statement can be requested and information about voting can be obtained by calling the toll-free number 1-833-795-8489 to reach a live representative on or after May 17, 2018.

Q. 20.  Where can I obtain additional information about the Acquired Fund and Acquiring Fund?

A. 20.  The following documents have been filed with the SEC and are available, without charge, on the Funds' website at www.hartfordfunds.com/prospectuses.html, by calling 1-888-843-7824, or by writing to the Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022: the Funds' Prospectus (File Nos. 002-11387/811-00558 (Acquired Fund) and 333-02381/811-07589 (Acquiring Fund)) dated March 1, 2018, as may be amended, supplemented or restated; the Funds' Statement of Additional Information (File Nos. 002-11387/811-00558 (Acquired Fund) and 333-02381/811-07589 (Acquiring Fund)) dated March 1, 2018, as may be amended, supplemented or restated; and the Funds' annual report dated October 31, 2017 (File Nos. 811-00558 (Acquired Fund) and 811-07589 (Acquiring Fund)).

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE REORGANIZATION AGREEMENT. PLEASE READ IT CAREFULLY.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED HEREIN AND IN THE MATERIALS EXPRESSLY INCORPORATED BY REFERENCE. IF ANY PERSON PROVIDES ANY OTHER REPRESENTATION OR INFORMATION, YOU SHOULD NOT RELY ON THOSE OTHER REPRESENTATIONS OR INFORMATION SINCE NEITHER THE ACQUIRED FUND NOR THE ACQUIRING FUND HAS AUTHORIZED THOSE REPRESENTATIONS.

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders (the "Special Meeting") of The Hartford Municipal Real Return Fund (the "Acquired Fund"), a series of The Hartford Mutual Funds II, Inc. (the "Hartford Mutual Funds II"), will take place on June 28, 2018 at 10:00 a.m. Eastern Time, at the offices of Hartford Funds Management Company, LLC ("HFMC"), 690 Lee Road, Wayne, Pennsylvania 19087, and any adjournment or postponement thereof, for the following purposes:

1.  To approve an Agreement and Plan of Reorganization providing for (i) the transfer of all of the assets of the Acquired Fund to The Hartford Municipal Opportunities Fund (the "Acquiring Fund") in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund on the valuation date for the reorganization; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and (iii) the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

2.  To transact such other business as may properly come before the Special Meeting.

The Board of Directors of Hartford Mutual Funds II recommends that you vote FOR the proposal listed in this Notice. Shareholders of record of the Acquired Fund on April 30, 2018 are entitled to notice of, and to vote at, the Special Meeting.

Please read the enclosed combined Proxy Statement/Prospectus ("Proxy Statement") carefully for information concerning the proposal to be placed before the Special Meeting or any adjournments or postponements thereof. Additional matters would include only matters that were not anticipated as of the date of the enclosed Proxy Statement.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE SPECIAL MEETING, PLEASE FILL IN, SIGN, DATE, AND MAIL THE ENCLOSED VOTING INSTRUCTION CARD OR PROXY CARD AS PROMPTLY AS POSSIBLE, OR TAKE ADVANTAGE OF THE TELEPHONIC OR INTERNET VOTING PROCEDURES DESCRIBED IN THE PROXY STATEMENT, IN ORDER TO SAVE ANY FURTHER SOLICITATION EXPENSE. AN ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2018:

THE PROXY STATEMENT IS AVAILABLE AT HTTPS://WWW.HARTFORDFUNDS.COM/PROXY.

By Order of the Board of Directors
of The Hartford Mutual Funds II, Inc.,

Thomas R. Phillips
Vice President and Secretary

May 17, 2018

COMBINED PROXY STATEMENT/PROSPECTUS

May 17, 2018

PROXY STATEMENT FOR:

THE HARTFORD MUNICIPAL REAL RETURN FUND
(a series of The Hartford Mutual Funds II, Inc.)

690 Lee Road
Wayne, PA 19087
(610) 386-4068

PROSPECTUS FOR:

THE HARTFORD MUNICIPAL OPPORTUNITIES FUND
(a series of The Hartford Mutual Funds, Inc.)

690 Lee Road
Wayne, PA 19087
(610) 386-4068

This combined Proxy Statement/Prospectus ("Proxy Statement") is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Directors (the "Board") of The Hartford Mutual Funds II, Inc. ("Hartford Mutual Funds II"), in connection with the special meeting of shareholders (the "Special Meeting") of The Hartford Municipal Real Return Fund (the "Acquired Fund") to be held on June 28, 2018 at 10:00 a.m. Eastern Time, at the offices of Hartford Funds Management Company, LLC ("HFMC"), 690 Lee Road, Wayne, Pennsylvania 19087, and at any adjournment(s) or postponement(s) of the Special Meeting.

Only those shareholders owning shares as of the close of business on April 30, 2018 (the "Record Date") may vote at the Special Meeting or any adjournment(s) or postponement(s) of the Special Meeting. As of the Record Date, there were 17,690,296.248 issued and outstanding shares of the Acquired Fund (consisting of 9,727,402.563 Class A Shares, 0 Class T Shares, 1,681,667.714 Class C Shares, 3,939,965.646 Class I Shares, 1,701,548.386 Class Y Shares and 639,711.939 Class F Shares). Each full share outstanding is entitled to one vote, and each fractional share outstanding is entitled to a proportionate share of one vote.

At a meeting held February 6-7, 2018, the Board approved the proposed Agreement and Plan of Reorganization (the "Reorganization Agreement") relating to the proposed reorganization of the Acquired Fund, a series of Hartford Mutual Funds II, into The Hartford Municipal Opportunities Fund (the "Acquiring Fund," together with the Acquired Fund, the "Funds"), a series of The Hartford Mutual Funds, Inc. ("Hartford Mutual Funds"). This Proxy Statement provides you with information about this proposed reorganization (the "Reorganization").

The approximate mailing date of this Proxy Statement is May 17, 2018. The costs of solicitation, including the cost of preparing and mailing the Notice of the Special Meeting and this Proxy Statement, will be paid by HFMC, the Funds' investment manager, or HFMC's affiliates. Representatives of HFMC or Broadridge Financial Solutions, Inc. ("Proxy Solicitor"), a firm authorized by HFMC to assist in the solicitation of proxies and voting instructions, may contact you to solicit your proxy by mail or by telephone. As the meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of Proxy Solicitor if their votes have not yet been received. Proxies and voting instructions that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

This Proxy Statement, which you should retain for future reference, contains important information about the Acquiring Fund that you should know before investing. A Statement of Additional Information dated May 17, 2018 relating to this Proxy Statement, and containing additional information about the Reorganization Agreement and the parties thereto, has been filed with the U.S. Securities and Exchange Commission ("SEC") and is incorporated herein by reference. In addition, the following documents have been filed with the SEC and are available, without charge, on the Funds' website at www.hartfordfunds.com/prospectuses.html, by calling 1-888-843-7824, or by writing to Hartford Funds at P.O. Box 55022, Boston, Massachusetts 02205-5022: the Funds' Prospectus (File Nos. 002-11387/811-00558 (Acquired Fund) and 333-02381/811-07589 (Acquiring Fund)) dated March 1, 2018, as may be amended, supplemented or restated; the Combined Statement of Additional Information of Hartford Mutual Funds and Hartford Mutual Funds II (the "SAI"), dated March 1, 2018, as may be amended, supplemented or restated (File Nos. 002-11387/811-00558 (Acquired Fund) and 333-02381/811-07589 (Acquiring Fund)); and the Funds' annual report dated October 31, 2017 (File Nos. 811-00558 (Acquired Fund) and 811-07589 (Acquiring Fund)).

Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the "1940 Act"), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC's website at www.sec.gov.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that any Fund will achieve its investment objectives.

THE SECURITIES AND EXCHANGE COMMISSION AND THE COMMODITY FUTURES TRADING COMMISSION HAVE NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INTRODUCTION

You should read this entire combined Proxy Statement/Prospectus ("Proxy Statement") carefully. For additional information, you should consult the Funds' Prospectus dated March 1, 2018, as may be amended, supplemented or restated (the "Prospectus"); the Combined Statement of Additional Information of The Hartford Mutual Funds, Inc. ("Hartford Mutual Funds") and The Hartford Mutual Funds II, Inc. ("Hartford Mutual Funds II") dated March 1, 2018, as may be amended, supplemented or restated (the "SAI"); and the Agreement and Plan of Reorganization (the "Reorganization Agreement"). A form of the Reorganization Agreement is attached hereto as APPENDIX A. If the Reorganization is approved by shareholders of The Hartford Municipal Real Return Fund (the "Acquired Fund"), the Acquired Fund will be reorganized into The Hartford Municipal Opportunities Fund (the "Acquiring Fund," together with the Acquired Fund, the "Funds"). The Acquiring Fund, following completion of the Reorganization, may be referred to as the "Combined Fund."

THE PROPOSED REORGANIZATION

At a meeting held on February 6-7, 2018, the Board reviewed a proposal from HFMC regarding the future of the Acquired Fund, given, among other reasons, HFMC's belief that the Acquired Fund would not be likely to experience meaningful future net inflows or growth in assets. Subject to the approval of shareholders of the Acquired Fund, the Reorganization Agreement provides for:

•  the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund that have an aggregate net asset value equal to the aggregate net asset value of the shares of the Acquired Fund on the valuation date for the Reorganization;

•  the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; and

•  the distribution of shares of the Acquiring Fund to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund.

If approved by shareholders of the Acquired Fund, the Reorganization is expected to be completed on or about July 16, 2018, or on a later date as the parties may agree (the "Closing Date") at 8:00 a.m. Eastern Time based on the net asset value of each Fund's shares as of the close of business on the New York Stock Exchange on July 13, 2018 (the "Valuation Date") and after the declaration of any dividends on or prior to the Valuation Date. The Acquired Fund was closed to new investors effective March 30, 2018. Existing shareholders will be able to purchase shares of the Acquired Fund through the close of business on or about July 13, 2018. No purchases of the Acquired Fund's shares will be allowed after that time.

Each shareholder will hold, immediately after the Closing Date, shares of the same class of the Acquiring Fund having an aggregate value equal to the aggregate value of the same class of shares of the Acquired Fund held by that shareholder as of the close of business on the Closing Date. As of the date of the Reorganization, your assets will automatically be invested in the Acquiring Fund, which has a similar investment objective, similar investment strategies (through different investment styles as explained below) and similar risk factors as the Acquired Fund.

Effects of the Reorganization on Shareholders

The Reorganization Agreement provides for the reorganization of the Acquired Fund with and into the Acquiring Fund in exchange for Class A, Class T, Class C, Class I, Class Y, and Class F shares issued by the Acquiring Fund. The net asset value of the Class A, Class T, Class C, Class I, Class Y, and Class F shares, respectively, issued by the Acquiring Fund in connection with the Reorganization will be equal at the time of the Reorganization to the net asset value of the Class A, Class T, Class C, Class I, Class Y, and Class F shares, respectively, of the Acquired Fund. As a result of the Reorganization, each shareholder of the Acquired Fund will cease to be a shareholder of that Fund and will instead become a shareholder of the Acquiring Fund and will own that number of full and fractional Class A, Class T, Class C, Class I, Class Y, and Class F shares of the Acquiring Fund that have an aggregate net asset value at the time of the Reorganization equal to the aggregate net asset value of the Class A, Class T, Class C, Class I, Class Y, and Class F shares, respectively, of the Acquired Fund that were held by that shareholder at the Valuation Date.

Tax Consequences

The Acquired Fund and the Acquiring Fund anticipate receiving a tax opinion from Dechert LLP to the effect that, based on certain facts, assumptions and representations, the Reorganization will be a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Consequently, in general, no gain or loss is expected to be recognized for federal income tax purposes by the Acquired Fund or its shareholders as a result of the Reorganization. The Acquired Fund is expected to sell certain assets in anticipation of the Reorganization. Sales of the Acquired Fund's assets could result in taxable gains to the Fund's shareholders, as well as increased transaction costs regardless of the fact that the Reorganization itself is expected to be tax-free. Additional information about the federal income tax consequences of the Reorganization is included under "INFORMATION ABOUT THE REORGANIZATION — Tax Considerations."

Additional Information Regarding Shareholder Voting

Shareholders may vote by completing and returning the enclosed proxy card. Shareholders may also vote by touchtone telephone or by internet, by following the instructions on the proxy card. To vote by internet or by telephone, a shareholder will need the "control number" that appears on the proxy card. After inputting this number, the shareholder will be prompted to provide its voting instructions on the Proposal. Shareholders will have an opportunity to review the voting instructions and make any necessary changes before submitting the voting instructions and terminating the telephone call or internet link.

Shareholders may revoke authority to vote their shares by submitting another proxy or submitting written notice of revocation to the Secretary of Hartford Mutual Funds II. Unless revoked, properly executed proxy cards that have been returned by shareholders without instructions will be voted "FOR" the proposal to approve the Reorganization Agreement providing for the acquisition of all of the assets and liabilities of the Acquired Fund by the Acquiring Fund solely in exchange for shares of the Acquiring Fund, followed by the complete liquidation of the Acquired Fund (the "Proposal"). In instances where choices are specified by shareholders in the proxy cards, those shareholders' votes will be voted or the votes will be withheld in accordance with the shareholders' choices. Votes can be cast to approve or disapprove the Proposal. Abstentions and broker non-votes (proxy cards received by either Hartford Mutual Funds II from brokers or nominees when the broker or nominee has not received instructions from the beneficial owner or other persons entitled to vote and has no discretion to vote on a particular matter) will be counted as present for purposes of determining whether a quorum of shares is present at the Special Meeting, and will have the same effect as a vote "AGAINST" the Proposal. So far as the Board of Hartford Mutual Funds II is aware, no matters other than those described in this Proxy Statement will be acted upon at the Special Meeting. Should any other matters properly come before the Special Meeting calling for a vote of shareholders, the persons named as proxies intend to vote upon such matters according to their best judgment.

If you hold your Fund shares through a Coverdell Education Savings Account ("Coverdell Account"), Individual Retirement Account, or 403(b) Account for which UMB Bank serves as custodian, you must instruct the financial intermediary how to vote your shares. Fund shares held in these types of accounts on the Record Date for which no timely instructions are received will be voted in the same proportion as voted by all Fund shareholders. Please consult your financial intermediary for more information about its practices with respect to voting beneficial owners' shares. Proprietary assets of HFMC or its affiliates and accounts managed by HFMC or its affiliates (including affiliated funds of funds) that are invested in the Acquired Fund will be voted FOR the Proposal or voted in the same proportion as voted by the Fund's other shareholders, depending on the account through which the shares are held. As of the Record Date, proprietary assets of HFMC or its affiliates in the Acquired Fund amounted to less than 5% of the Acquired Fund's net assets.

Although a shareholder's vote may be solicited and taken by telephone, each shareholder will also receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card, or by touchtone telephone or the internet as set forth on the voting instruction and proxy cards. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or internet, will be the vote that is counted and will revoke all previous votes by the shareholder.

In all cases where a telephonic proxy or voting instructions are solicited by the Proxy Solicitor, the Proxy Solicitor representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Proxy Solicitor representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to Proxy Solicitor, then the Proxy Solicitor representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder's instructions on the Proposal. Although the Proxy Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Proxy Solicitor representative will record the shareholder's instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call the Proxy Solicitor representative immediately if his or her instructions are not correctly reflected in the confirmation.

The presence, either in person or by proxy, of shareholders entitled to cast one-third of all the votes entitled to be cast at the Special Meeting shall constitute a quorum. If such quorum is not established, the chairman of the Special Meeting may adjourn the Special Meeting sine die or from time to time to a date not more than 120 days after the original record date without notice other than announcement at the Special Meeting. A shareholder vote may be taken for the Proposal in this Proxy Statement prior to any adjournment provided that there is a quorum. If the Proposal receives a sufficient number of votes for approval prior to any adjournment, the Proposal shall be deemed adopted and shall not require any further shareholder approval at any adjournment or otherwise. At any subsequent reconvening of the meeting, proxies will (unless previously revoked) be voted in the same manner as they would have been voted at the Special Meeting.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The investment objectives, principal investment strategies, and risks of the Acquired Fund and the Acquiring Fund are similar in many respects. Each Fund is managed by the same investment adviser and sub-adviser. The charts and summaries below describe the important similarities and differences between the Acquired Fund and the Acquiring Fund. There can be no assurance that either the Acquired Fund or the Acquiring Fund will achieve its stated goal. Each Fund's investment objective may be changed by the Board without approval of the shareholders of the Fund. The Acquired Fund may engage in transition management techniques in anticipation of the Reorganization, during which time it may not pursue its investment objective and principal investment strategies.

There are some differences in the investment objectives, principal investment strategies and principal investment risks of the Acquired Fund and the Acquiring Fund, including:

•  The Acquired Fund's investment objective is to seek to provide current income exempt from federal income tax, and after-tax inflation-adjusted total returns, while the Acquiring Fund's investment objective is to seek to provide current income that is generally exempt from federal income taxes, and long-term total return.

•  The Acquired Fund pursues its investment objective by investing primarily in securities that pay interest that is exempt from federal income tax and that Wellington Management Company LLP ("Wellington Management") considers to be attractive from a yield perspective while considering after-tax total return. The Acquired Fund seeks "real return" which is total return less the estimated cost of inflation, generally measured by change in an official inflation measure such as the Consumer Price Index ("CPI"). The Acquiring Fund seeks to achieve its investment objective by investing in investment grade and non-investment grade municipal securities (known as "junk bonds") that Wellington Management, considers to be attractive from a yield perspective while considering total return. At least 80% of the Acquiring Fund's net assets must be invested in municipal securities. Each Fund has a policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax.

•  The Acquired Fund is expected to invest between 50% and 100% of its assets in inflation-linked derivatives (such as swaps agreements, including CPI swaps). The Acquiring Fund does not utilize this strategy.

•  The Acquiring Fund may invest up to 35% of its net assets in non-investment grade municipal securities while the Acquired Fund may invest up to 20% of its net assets in non-investment grade debt securities.

•  In contrast to the Acquiring Fund, principal risks of investing in the Acquired Fund include Derivatives Risk, Leverage Risk, Swaps Risk, and Inflation-Protected Securities Risk. Derivatives Risk is the risk associated with investing in instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Leverage Risk is the risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Swaps Risk is the risk associated with investing in a swap, which is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Inflation-Protected Securities Risk is the risk associated with investing in inflation-protected securities where the value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation).

•  In contrast to the Acquired Fund, a principal risk of investing in the Acquiring Fund is High Yield Investments Risk, which is the risk associated with investments in high-yield investments rated below investment grade (also referred to as "junk bonds") that are considered to be speculative and are subject to heightened credit risk, which may make the Acquiring Fund more sensitive to adverse developments in the U.S. and abroad.

There are no differences between the rights of shareholders of the Acquired Fund and the Acquiring Fund.

	Acquired Fund	Acquiring Fund
Investment Objective	Seeks to provide current income exempt from federal income tax, and after-tax inflation-adjusted total returns.	Seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.
Principal Investment Strategies

The Fund pursues its investment objective by investing primarily in securities that pay interest that is exempt from federal income tax and that the sub-adviser, Wellington Management, considers to be attractive from a yield perspective while considering after-tax total return. In order to maximize the Fund's after-tax real return, the Fund will invest in inflation-linked securities or inflation-linked derivatives (such as swap agreements, including CPI swaps). "Real return" equals total return less the estimated cost of inflation, generally measured by changes in an official inflation measure, such as the CPI. A significant portion of the Fund's assets could be exposed to the effect of the Fund's investments in inflation-linked derivatives, and is expected to range from 50% to 100% of the Fund's net assets. The Fund may also use derivatives to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes. The Fund has a policy to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax; this policy cannot be changed without a shareholder vote. The Fund primarily invests in tax-exempt obligations issued by states, territories, and possessions of the United States, and their political subdivisions, agencies and instrumentalities. At least 80% of the tax-exempt obligations purchased by the Fund will be of "investment grade" quality. The Fund may invest up to 20% of its net assets in securities with income subject to federal income tax, including the Alternative Minimum Tax.

The Fund seeks to achieve its investment objective by investing in investment grade and non-investment grade municipal securities (known as "junk bonds") that the sub-adviser, Wellington Management, considers to be attractive from a yield perspective while considering total return. At least 80% of the Fund's net assets must be invested in municipal securities, and up to 35% of the Fund's net assets may be invested in non-investment grade municipal securities. The Fund may invest in securities that produce income subject to income tax, including the Alternative Minimum Tax. The Fund will generally hold a diversified portfolio of investments across states and sectors, although the Fund is not required to invest in all states and sectors at all times. The Fund may invest in securities of any maturity or duration.

	Acquired Fund	Acquiring Fund
Additional Investment Strategies

The average maturity of the Fund's holdings may range from 5 to 30 years. The Fund may invest in debt securities of any duration. In pursuit of its principal investment strategy, the Fund may also enter into bond forwards and may invest in variable rate bonds known as "inverse floaters" which pay interest at rates that bear an inverse relationship to changes in short-term market interest rates. The Fund may also (1) enter into repurchase and reverse repurchase agreements; (2) invest in other investment companies; (3) invest in exchange traded notes; and (4) invest in privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers. In addition to the derivative instruments described in the Fund's summary section, the Fund may also invest in forwards, options and future contracts.

Although the Fund does not have restrictions regarding maturity or duration, the Fund tends to have an average maturity of 5 – 25 years. In pursuit of its principal investment strategy, the Fund may use derivatives and may invest in variable rate bonds known as "inverse floaters" which pay interest at rates that bear an inverse relationship to changes in short-term market interest rates. The Fund may use derivatives to manage portfolio risk, to replicate securities the Fund could buy that are not currently available in the market or for other investment purposes. The Fund may also (1) enter into repurchase and reverse repurchase agreements; (2) invest in other investment companies; (3) invest in exchange traded notes; and (4) invest in privately placed, restricted securities that may only be resold under certain circumstances to other qualified institutional buyers.

The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the municipal bond portfolio construction process. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment.

The sub-adviser, Wellington Management, combines top-down strategy with bottom-up fundamental research and comprehensive risk management within the portfolio construction process. Bottom-up, internally generated, fundamental research attempts to identify relative value among sectors, within sectors, and between individual securities. Wellington Management may also consider certain environmental, social and/or governance (ESG) factors during its assessment.

	Please see "Additional Information Regarding Investment Strategies and Risks" below for more information.	Please see "Additional Information Regarding Investment Strategies and Risks" below for more information.
Principal Risks	The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.	The principal risks of investing in the Fund are described below. When you sell your shares they may be worth more or less than what you paid for them, which means that you could lose money as a result of your investment. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Acquired Fund	Acquiring Fund
Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.	Market Risk — Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. Securities may decline in value due to the activities and financial prospects of individual companies or to general market and economic movements and trends, including adverse changes to credit markets.
Interest Rate Risk — The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund's income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund's investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are near historic lows.	Interest Rate Risk — The risk that your investment may go down in value when interest rates rise, because when interest rates rise, the prices of bonds and fixed rate loans fall. A wide variety of factors can cause interest rates to rise, including central bank monetary policies and inflation rates. Generally, the longer the maturity of a bond or fixed rate loan, the more sensitive it is to this risk. Falling interest rates also create the potential for a decline in the Fund's income. These risks are greater during periods of rising inflation. Volatility in interest rates and in fixed income markets may increase the risk that the Fund's investment in fixed income securities will go down in value. Risks associated with rising interest rates are currently heightened because interest rates in the U.S. are near historic lows.
Credit Risk — Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer's financial strength, credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.	Credit Risk — Credit risk is the risk that the issuer of a security or other instrument will not be able to make principal and interest payments when due. Changes in an issuer's financial strength, credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

Acquired Fund	Acquiring Fund
Municipal Securities Risk — Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.	Municipal Securities Risk — Municipal securities risks include the possibility that the issuer may be unable to pay interest or repay principal on a timely basis or at all, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. In addition, state or local political or economic conditions and developments can adversely affect the securities issued by state and local governments. The value of the municipal securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws, including tax rate reductions or the determination that municipal securities are subject to taxation.
Derivatives Risk — Derivatives are instruments whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund's original investment. Successful use of derivative instruments by the Fund depends on the sub-adviser's judgment with respect to a number of factors and the Fund's performance could be worse and/or more volatile than if it had not used these instruments. In addition, the fluctuations in the value of derivatives may not correlate perfectly with the value of any portfolio assets being hedged, the performance of the asset class to which the sub-adviser seeks exposure, or the overall securities markets.
Leverage Risk — Certain transactions, such as the use of derivatives, may give rise to leverage. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. Leverage may also cause the Fund to be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so.

Acquired Fund	Acquiring Fund
Swaps Risk — A swap is a two-party contract that generally obligates the parties to exchange payments based on a specified reference security, basket of securities, security index or index component. Swaps can involve greater risks than direct investment in securities because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e. swaps may be difficult to value). Certain swaps may also be considered illiquid. It may not be possible for the Fund to liquidate a swap position at an advantageous time or price, which may result in significant losses.
Call Risk — Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.	Call Risk — Call risk is the risk that an issuer, especially during a period of falling interest rates, may redeem a security by repaying it early, which may reduce the Fund's income if the proceeds are reinvested at lower interest rates.
Liquidity Risk — The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.	Liquidity Risk — The risk that the market for a particular investment or type of investment is or becomes relatively illiquid, making it difficult for the Fund to sell that investment at an advantageous time or price. Illiquidity may be due to events relating to the issuer of the securities, market events, rising interest rates, economic conditions or investor perceptions. Illiquid securities may be difficult to value and their value may be lower than the market price of comparable liquid securities, which would negatively affect the Fund's performance.
Investment Strategy Risk — The risk that, if the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund's investment objective will be achieved.	Investment Strategy Risk — The risk that, if the sub-adviser's investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee that the Fund's investment objective will be achieved.

	Acquired Fund	Acquiring Fund
Inflation-Protected Securities Risk — The value of inflation-protected securities generally fluctuates in response to changes in real interest rates (stated interest rates adjusted to factor in inflation). In general, the price of an inflation-protected debt security can decrease when real interest rates increase, and can increase when real interest rates decrease. Interest payments on inflation-protected debt securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The market for inflation-protected securities may be less developed or liquid, and more volatile, than certain other securities markets.
	Securities Lending Risk — The Fund may seek to earn additional income by engaging in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.	Securities Lending Risk — The Fund may seek to earn additional income by engaging in securities lending. The Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.
High Yield Investments Risk — High yield investments rated below investment grade (also referred to as "junk bonds") are considered to be speculative and are subject to heightened credit risk, which may make the Fund more sensitive to adverse developments in the U.S. and abroad. Lower rated debt securities generally involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. There may be little trading in the secondary market for particular debt securities, which may make them more difficult to value or sell.
Portfolio Manager(s)	Brad W. Libby, Managing Director and Fixed Income Portfolio Manager/Credit Analyst	Brad W. Libby, Managing Director and Fixed Income Portfolio Manager/Credit Analyst
	Timothy D. Haney, CFA, Senior Managing Director and Fixed Income Portfolio Manager	Timothy D. Haney, CFA, Senior Managing Director and Fixed Income Portfolio Manager
Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager
Net Assets (as of April 30, 2018)	$161.5 million	$664.2 million

Investment Manager and Management Fees

HFMC is the investment manager to each Fund. Each Fund pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of each Fund's average daily net assets. The management fee set forth in each Fund's investment advisory agreement is: 0.3500% of the first $500 million, 0.3000% of the next $500 million, 0.2900% of the next $1.5 billion, 0.2850% of the next $2.5 billion, and 0.2800% in excess of $5 billion annually of the Fund's average daily net assets.

Investment Sub-Adviser and Sub-Advisory Fees

Wellington Management serves as each Fund's sub-adviser and performs the daily investment of the assets for each Fund. HFMC, not the Funds, pays a sub-advisory fee to Wellington Management.

Fundamental Investment Restrictions

If the Reorganization occurs, the Combined Fund will be subject to the fundamental investment policies of the Acquiring Fund. A "fundamental" investment policy is one that may not be changed without a shareholder vote. A comparison of the Funds' fundamental investment policies is set forth in "Appendix D — ADDITIONAL INFORMATION APPLICABLE TO THE ACQUIRED FUND AND THE ACQUIRING FUND" to this Proxy Statement.

REASONS FOR THE REORGANIZATION

The Reorganization is being proposed to address the Acquired Fund's ongoing low asset levels and lack of growth. The Reorganization is expected to provide the Acquired Fund shareholders with lower net operating expenses as well as a greater opportunity to realize economies of scale. In reviewing the Reorganization, the Board was assisted by counsel for the Funds, and the Independent Directors were also separately assisted by independent legal counsel.

HFMC, the investment adviser for both the Acquired Fund and the Acquiring Fund, or its affiliates will bear all costs associated with the Reorganization other than brokerage-related expenses and other similar transaction costs, which will be borne by the respective Fund, as applicable.

BOARD CONSIDERATIONS AND BENEFITS OF THE REORGANIZATION

The proposed Reorganization was presented to the Boards of each of Hartford Mutual Funds and Hartford Mutual Funds II for consideration and approval at a meeting held on February 6-7, 2018. In advance of the meeting, the Board requested and received detailed information regarding the Reorganization. After reviewing and evaluating this information, including the factors summarized below and other information in this Proxy Statement, the Board, including all of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "1940 Act")) (the "Independent Directors") of the Company, unanimously approved the Reorganization. In approving the Reorganization, the Board, including all of the Independent Directors, determined that the interests of the shareholders of each Fund would not be diluted as a result of the Reorganization, and that the Reorganization was in the best interests of each Fund. The determinations were made on the basis of each Director's judgment after consideration of all of the factors taken as a whole, though individual Directors may have attributed different weights to various factors. In reviewing the Reorganization, the Board was assisted by counsel for the Funds, and the Independent Directors were also separately assisted by independent legal counsel.

The Boards, in recommending approval of the Reorganization Agreement, considered all factors deemed pertinent in their business judgment, including the following factors. In considering whether to approve the Reorganization Agreement, you should note accordingly that:

•  The Reorganization would address the ongoing low asset levels in the Acquired Fund and provide an opportunity for shareholders to benefit from potential economies of scale that may be realized by combining the Funds' assets in the Reorganization.

•  The Acquired Fund and the Acquiring Fund have similar investment objectives. The Acquired Fund's investment objective is to seek to provide current income exempt from federal income tax, and after-tax inflation-adjusted total returns, while the Acquiring Fund's investment objective is to seek to provide current income that is generally exempt from federal income taxes, and long-term total return.

•  The Acquired Fund and the Acquiring Fund have similar investment strategies and similar risk factors. The Acquired Fund, however, uses an inflation hedge overlay to seek to maximize its after-tax real return. Under this inflation hedge overlay, the price of inflation-protected debt securities (e.g., CPI swaps) can decrease when real interest rates increase and can increase when real interest rates decrease. The Acquiring Fund does not use an inflation hedge overlay strategy. The Acquired Fund and the Acquiring Fund have substantially similar fundamental investment policies.

•  The Acquiring Fund has generated higher performance than the Acquired Fund on an absolute basis for the one-, three-, five-, and ten-year periods ended December 31, 2017. The Acquiring Fund will be the accounting survivor of the Reorganization for performance purposes.

•  The Acquiring Fund's management fee schedule provides for the same fee rate at all asset levels as the Acquired Fund. The Reorganization is expected to result in lower gross and net operating expenses for shareholders of the Acquired Fund. The contractual operating expense caps for each share class of the Acquiring Fund will remain in effect until February 28, 2019, unless the Board of Hartford Mutual Funds II approves its earlier termination. Following its meeting held on February 6-7, 2018, the Board subsequently approved an extension of such contractual operating expense caps through May 31, 2019.

•  The Acquired Fund and the Acquiring Fund have the same investment adviser, HFMC, and sub-adviser, Wellington Management, and substantially the same portfolio management team. HFMC will continue to oversee the investment program of the Acquiring Fund and the performance of Wellington Management after consummation of the Reorganization. The Reorganization is not expected to result in diminution in the level or quality of services that the Acquired Fund shareholders currently receive.

•  The share purchase and redemption provisions for the Acquired Fund and the Acquiring Fund are the same. For additional information on purchase and redemption provisions, see "MORE INFORMATION REGARDING THE FUNDS."

•  The terms and conditions of the Reorganization Agreement. See "INFORMATION ABOUT THE REORGANIZATION — The Reorganization Agreement."

•  The Reorganization will not dilute the interests of the shareholders of the Funds because the Acquired Fund shareholders will receive shares of the Acquiring Fund with the same aggregate net asset value as their Acquired Fund shares at the time of the Reorganization.

•  The Acquired Fund and the Acquiring Fund anticipate that the Reorganization will be considered a tax-free reorganization within the meaning of Section 368(a)(1) of the Code. As such, shareholders of the Acquired Fund and the Acquiring Fund are not expected to recognize gain or loss as a result of the Reorganization. See "INFORMATION ABOUT THE REORGANIZATION — Tax Considerations."

•  HFMC or its affiliates will bear all costs associated with the Reorganization other than brokerage-related expenses and other similar transaction costs, which will be borne by the respective Fund, as applicable.

•  The Acquired Fund is not expected to sell any securities prior to the Reorganization, other than in the ordinary course of business. However, the Acquired Fund will need to close out all CPI swaps prior to the Reorganization which will result in brokerage commissions currently estimated to be approximately $91,000. Approximately 70% of the Acquired Fund's portfolio is hedged by CPI swap positions. HFMC estimates that the sales of the CPI swaps will result in capital gains which are anticipated to be offset by the Acquired Fund's capital loss carryforwards. In addition, a portion of the Acquired Fund's portfolio assets (approximately 20.0%) is expected to be sold after the consummation of the Reorganization. It is expected that the capital loss carryforwards of the Acquiring Fund would offset such capital gains. It is also estimated that such portfolio repositioning will result in brokerage and other transaction costs of approximately $18,000 to $31,000. The preceding are estimates that may change at the time of the Reorganization based on market conditions and other factors. The Board recognized that there would be separate costs to invest any cash in the Acquiring Fund after the Reorganization.

•  The Acquiring Fund is the larger fund (approximately $685.7 million in assets versus $179.5 million in assets for the Acquired Fund, as of December 31, 2017).

•  The share class structure of the Acquired Fund is identical to that of the Acquiring Fund.

•  The Investment Management Agreements for the Acquired Fund and Acquiring Fund are different in certain respects, including the level of detail in the description of the management and administrative services provided to the Funds by HFMC.

•  HFMC's belief that the Reorganization provides a better resolution for the Acquired Fund than other options, such as liquidating the Acquired Fund.

•  The Reorganization may result in some potential benefits to HFMC and its affiliates, including cost savings resulting from managing one Combined Fund rather than two separate Funds because the fixed costs involved with operating the Combined Fund will be spread across a larger asset base following the Reorganization. As a result, HFMC may benefit from reimbursing less expenses under the contractual expense reimbursement arrangement after the closing of the Reorganization.

The Board recommends that shareholders of the Acquired Fund approve the Reorganization Agreement.

COMPARISON OF FEES AND EXPENSES OF THE ACQUIRED FUND AND THE ACQUIRING FUND

The following describes and compares the fees and expenses that you may pay if you buy and hold shares of the Acquired Fund and the Acquiring Fund. It is expected that combining the Acquired Fund with and into the Acquiring Fund in the manner proposed in the Reorganization Agreement may permit shareholders of the Acquiring Fund a greater opportunity to realize economies of scale. For further information on the fees and expenses of the Acquiring Fund, please see "MORE INFORMATION REGARDING THE FUNDS" in this Proxy Statement.

Fees and Expenses

The fees and expenses of each Fund and estimated pro forma fees and expenses after giving effect to the proposed Reorganization are shown in the table below. The fees and expenses of each Fund are based on the most recent audited financial statements as of October 31, 2017; however, Class Y shares of the Acquiring Fund and Class T shares of each Fund are based on estimated amounts and the "Other expenses" for the other shares classes of each Fund have been restated to reflect current transfer agency fees. Pro forma fees and expenses show estimated fees and expenses of the Acquiring Fund after giving effect to the proposed Reorganization as of October 31, 2017. Pro forma numbers are estimated in good faith and are hypothetical.

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds. You may qualify for sales charge discounts with respect to Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in Hartford Funds. For purchases of Class T shares, you may qualify for a sales charge discount if you purchase $250,000 or more in a single transaction. More information about these and other discounts is available from your financial professional and in the "How Sales Charges Are Calculated" section of each Fund's Prospectus and the "Purchase and Redemption of Shares" section of the Funds' SAI. In addition, descriptions of any financial intermediary specific sales load waivers and/or discounts are reproduced in Appendix C based on information provided by the financial intermediaries. The tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries. In addition, the tables and examples below do not reflect any commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class F shares.

	Municipal Real Return Fund (Acquired Fund)						Municipal Opportunities Fund (Acquiring Fund)						Municipal Opportunities Fund (Acquiring Fund) Pro-Forma(1)
	Class A Shares		Class T Shares		Class C Shares		Class A Shares		Class T Shares		Class C Shares		Class A Shares		Class T Shares		Class C Shares
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	4.50%		2.50%		None		4.50%		2.50%		None		4.50%		2.50%		None
Maximum deferred sales charge (load)	None	(2)	None		1.00%		None	(2)	None		1.00%		None	(2)	None		1.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.35%		0.35%		0.35%		0.34%		0.34%		0.34%		0.33%		0.33%		0.33%
Distribution and service (12b-1) fees	0.25%		0.25%		1.00%		0.25%		0.25%		1.00%		0.25%		0.25%		1.00%
Other expenses	0.15	%(3)	0.15	%(3)	0.15	%(3)	0.10	%(4)	0.10	%(4)	0.11	%(4)	0.10	%(4)	0.10	%(4)	0.10	%(4)
Acquired fund fees and expenses	0.01%		0.01%		0.01%		0.01%		0.01%		0.01%		0.01%		0.01%		0.01%
Total annual fund operating expenses(5)	0.76%		0.76%		1.51%		0.70%		0.70%		1.46%		0.69%		0.69%		1.44%
Fee waiver and/or expense reimbursement	0.06	%(6)	0.06	%(6)	0.06	%(6)	0.00	%(7)	0.00	%(7)	0.01	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.70	%(6)	0.70	%(6)	1.45	%(6)	0.70	%(7)	0.70	%(7)	1.45	%(7)	0.69	%(7)	0.69	%(7)	1.44	%(7)

	Municipal Real Return Fund (Acquired Fund)						Municipal Opportunities Fund (Acquiring Fund)						Municipal Opportunities Fund (Acquiring Fund) Pro-Forma(1)
	Class I Shares		Class Y Shares		Class F Shares		Class I Shares		Class Y Shares*		Class F Shares		Class I Shares		Class Y Shares		Class F Shares
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum sales charge (load) as a percentage of offering price	None		None		None		None		None		None		None		None		None
Maximum deferred sales charge (load)	None		None		None		None		None		None		None		None		None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.35%		0.35%		0.35%		0.34%		0.34%		0.34%		0.33%		0.33%		0.33%
Distribution and service (12b-1) fees	None		None		None		None		None		None		None		None		None
Other expenses	0.15	%(3)	0.15	%(3)	0.10	%(3)	0.11	%(4)	0.11	%(4)	0.06	%(4)	0.10	%(4)	0.11	%(4)	0.05	%(4)
Acquired fund fees and expenses	0.01%		0.01%		0.01%		0.01%		0.01%		0.01%		0.01%		0.01%		0.01%
Total annual fund operating expenses(5)	0.51%		0.51%		0.46%		0.46%		0.46%		0.41%		0.44%		0.45%		0.39%
Fee waiver and/or expense reimbursement	0.06	%(6)	0.06	%(6)	0.06	%(6)	0.01	%(7)	0.01	%(7)	0.01	%(7)	0.00	%(7)	0.00	%(7)	0.00	%(7)
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.45	%(6)	0.45	%(6)	0.40	%(6)	0.45	%(7)	0.45	%(7)	0.40	%(7)	0.44	%(7)	0.45	%(7)	0.39	%(7)

*  Class Y shares of the Acquiring Fund will not commence operations until on or about June 1, 2018.

(1)  Reflects pro forma amounts if the Reorganization is approved.

(2)  For investments over $1 million, a 1.00% maximum deferred sales charge may apply.

(3)  "Other expenses" for all classes, except Class T, have been restated to reflect current transfer agency fees. "Other expenses" for Class T shares are based on estimated amounts.

(4)  "Other expenses" for all classes, except Class T and Class Y, have been restated to reflect current transfer agency fees. "Other expenses" for Class T and Class Y shares are based on estimated amounts.

(5)  "Total annual fund operating expenses" do not correlate to the ratio of expenses to average net assets that is disclosed in the Fund's annual report in the financial highlights table, which reflects the operating expenses of the Fund and does not include acquired fund fees and expenses. The ratio of expenses to average net assets that is disclosed in the Fund's annual report in the financial highlights table for the applicable period also does not reflect the restated "Other expenses."

(6)  HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.69% (Class A), 0.69% (Class T), 1.44% (Class C), 0.44% (Class I), 0.44% (Class Y) and 0.39% (Class F). This contractual arrangement will remain in effect until February 28, 2019 unless the Board of Hartford Mutual Funds II approves its earlier termination.

(7)  HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows: 0.69% (Class A), 0.69% (Class T), 1.44% (Class C), 0.44% (Class I), 0.44% (Class Y) and 0.39% (Class F). This contractual arrangement will remain in effect until May 31, 2019 unless the Board of Hartford Mutual Funds approves its earlier termination.

Example

The examples below are intended to help you compare the cost of investing in the Funds and in the Acquiring Fund (after the Reorganization) on a pro forma basis. The examples assume that:

•  Your investment has a 5% return each year

•  The Fund's operating expenses remain the same (except that the examples reflect the expense limitation arrangements for only the first year)

•  You reinvest all dividends and distributions

•  You pay any deferred sales charge due for the applicable period.

Your actual costs may be higher or lower. Based on these assumptions, for every $10,000 invested, you would pay the following expenses if you sell all of your shares at the end of each time period indicated:

	Year 1			Year 3			Year 5			Year 10
	Class A	Class T	Class C	Class A	Class T	Class C	Class A	Class T	Class C	Class A	Class T	Class C
Municipal Real Return Fund (Acquired Fund)	$518	$320	$248	$676	$481	$471	$848	$656	$818	$1,344	$1,163	$1,796
Municipal Opportunities Fund (Acquiring Fund)	$518	$320	$248	$664	$468	$461	$822	$630	$796	$1,281	$1,099	$1,745
Municipal Opportunities Fund (Acquiring Fund) Pro-Forma(1)	$517	$319	$247	$661	$465	$456	$817	$625	$787	$1,270	$1,087	$1,724
	Year 1			Year 3			Year 5			Year 10
	Class I	Class Y	Class F	Class I	Class Y	Class F	Class I	Class Y	Class F	Class I	Class Y	Class F
Municipal Real Return Fund (Acquired Fund)	$46	$46	$41	$158	$158	$142	$279	$279	$252	$635	$635	$573
Municipal Opportunities Fund (Acquiring Fund)	$46	$46	$41	$147	$147	$131	$257	$257	$229	$578	$578	$517
Municipal Opportunities Fund (Acquiring Fund) Pro-Forma(1)	$45	$46	$40	$141	$144	$125	$246	$252	$219	$555	$567	$493

You would pay the following expenses if you did not redeem your shares:

	Year 1			Year 3			Year 5			Year 10
	Class A	Class T	Class C	Class A	Class T	Class C	Class A	Class T	Class C	Class A	Class T	Class C
Municipal Real Return Fund (Acquired Fund)	$518	$320	$148	$676	$481	$471	$848	$656	$818	$1,344	$1,163	$1,796
Municipal Opportunities Fund (Acquiring Fund)	$518	$320	$148	$664	$468	$461	$822	$630	$796	$1,281	$1,099	$1,745
Municipal Opportunities Fund (Acquiring Fund) Pro-Forma(1)	$517	$319	$147	$661	$465	$456	$817	$625	$787	$1,270	$1,087	$1,724
	Year 1			Year 3			Year 5			Year 10
	Class I	Class Y	Class F	Class I	Class Y	Class F	Class I	Class Y	Class F	Class I	Class Y	Class F
Municipal Real Return Fund (Acquired Fund)	$46	$46	$41	$158	$158	$142	$279	$279	$252	$635	$635	$573
Municipal Opportunities Fund (Acquiring Fund)	$46	$46	$41	$147	$147	$131	$257	$257	$229	$578	$578	$517
Municipal Opportunities Fund (Acquiring Fund) Pro-Forma(1)	$45	$46	$40	$141	$144	$125	$246	$252	$219	$555	$567	$493

(1)  Reflects pro forma amounts following the Reorganization.

Portfolio Turnover

The Funds pay transaction costs, such as commissions, when they buy and sell securities (or "turn over" their portfolios). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds' performance. During the most recent fiscal year, the portfolio turnover rate for the Acquired Fund was 15% and the portfolio turnover rate for the Acquiring Fund was 23%, in each case of the average value of its respective portfolio.

MANAGEMENT AND PERFORMANCE OF THE FUNDS

The Investment Adviser and Sub-Adviser

HFMC has overall responsibility for the management of the Funds. For such services, each Fund pays HFMC an investment management fee, which is accrued daily and paid monthly, equal on an annual basis to a stated percentage of the Fund's average daily net assets. For the fiscal year ended October 31, 2017, each Fund paid HFMC the following effective management fee as a percentage of average daily net assets:

Fund	Effective Management Fee
Acquired Fund	0.35%
Acquiring Fund	0.34%

HFMC has entered into a sub-advisory agreement with Wellington Management to perform the daily investment of the assets of the Funds. For such services, Wellington Management receives compensation from HFMC, not the Funds. A discussion regarding the basis for the Board's approval of the investment management and investment sub-advisory agreements of each Fund is available in the annual report to shareholders of each Fund for the fiscal year ended October 31, 2017.

The following individuals are the portfolio managers of each Fund:

Brad W. Libby, Managing Director and Fixed Income Portfolio Manager/Credit Analyst of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Libby joined Wellington Management as an investment professional in 2010. Prior to joining Wellington Management, Mr. Libby was an investment professional with Putnam Investments (1996 to 2009).

Timothy D. Haney, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2012. Mr. Haney joined Wellington Management as an investment professional in 2005.

In addition to the individuals named above, the following individual is also a portfolio manager of the Acquired Fund:

Joseph F. Marvan, CFA, Senior Managing Director and Fixed Income Portfolio Manager of Wellington Management, has served as portfolio manager of the Fund since 2015. Mr. Marvan joined Wellington Management as an investment professional in 2003.

Messrs. Libby and Haney are expected to continue to serve as portfolio managers to the Acquiring Fund after the closing of the Reorganization. The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

Performance of the Acquired Fund and the Acquiring Fund

The performance information below indicates the risks of investing in the Acquired Fund and the Acquiring Fund. As of December 31, 2017, Class T shares had not commenced operations and performance is that of the Funds' Class A shares (adjusted to reflect the Class T sales charge). As of December 31, 2017, the Acquiring Fund's Class Y shares had not commenced operations and performance is that of the Acquiring Fund's Class I shares. Class F shares commenced operations on February 28, 2017 and performance prior to that date is that of the Funds' Class I shares. To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower. Keep in mind that past performance does not indicate future results. Updated performance information is available at www.hartfordfunds.com. With respect to each Fund, the returns:

•  Assume reinvestment of all dividends and distributions

•  Include the Fund's performance when the Fund's portfolio was managed by a previous sub-adviser using a modified strategy

•  Would be lower if the Fund's operating expenses had not been limited.

With respect to each Fund, the bar charts:

•  Show how the Fund's total return has varied from year to year

•  Do not include the effect of sales charges. If sales charges were reflected in the bar chart, returns would have been lower

•  Show the returns of the Fund's Class A shares. Because the Fund's shares are invested in the same portfolio of securities, returns for the Fund's other classes differ only to the extent that the classes do not have the same expenses.

The table following each Fund's bar chart shows returns for the Fund over time compared to those of a broad-based market index. After-tax returns, which are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, are shown only for Class A shares and will vary for other classes. Actual after-tax returns, which depend on an investor's particular tax situation, may differ from those shown and are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

For more information regarding returns, see the "Performance Notes" section following the tables.

The Acquired Fund —

Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 9.41% (3rd quarter, 2009) Lowest –10.45% (4th quarter, 2008)

The Acquired Fund's Class A shares' year-to-date return as of March 31, 2018 was –0.62%.

Average annual total returns for periods ending December 31, 2017
(including sales charges)

	1 Year	5 Years	10 Years
Share Classes
Class A — Return Before Taxes	–0.36%	0.86%	1.73%
—After Taxes on Distributions	–0.36%	0.86%	1.73%
—After Taxes on Distributions and Sale of Fund Shares	0.95%	1.28%	2.06%
Share Classes (Return Before Taxes)
Class T	1.73%	1.28%	1.94%
Class C	2.57%	1.04%	1.44%
Class I	4.59%	2.07%	2.46%
Class Y	4.60%	2.06%	2.47%
Class F	4.52%	2.06%	2.45%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes)	4.33%	2.46%	3.99%

The Acquiring Fund —

Highest/Lowest quarterly results during the periods shown in the bar chart were:
Highest 13.39% (3rd quarter, 2009) Lowest –15.96% (4th quarter, 2008)

The Acquiring Fund's Class A shares' year-to-date return as of March 31, 2018 was –0.65%.

Average annual total returns for periods ending December 31, 2017
(including sales charges)

	1 Year	5 Years	10 Years
Share Classes
Class A — Return Before Taxes	0.52%	1.69%	3.16%
—After Taxes on Distributions	0.50%	1.67%	3.15%
—After Taxes on Distributions and Sale of Fund Shares	1.36%	1.91%	3.28%
Share Classes (Return Before Taxes)
Class T	2.62%	2.11%	3.38%
Class C	3.46%	1.88%	2.86%
Class I	5.50%	2.91%	3.89%
Class Y	5.50%	2.91%	3.89%
Class F	5.54%	2.91%	3.90%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes)	4.33%	2.46%	3.99%

Indices:

The Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of 1 year to 17 years engineered for the tax-exempt bond market.

Performance Notes

Prior to January 1, 2013, each Fund was managed by Hartford Investment Financial Services, LLC ("HIFSCO"), an affiliate of HFMC, the Funds' current investment manager. There was no change, however, to the personnel providing services to the Funds.

Performance information for the Acquired Fund and the Acquiring Fund includes performance of the Funds' previous sub-adviser, Hartford Investment Management Company ("HIMCO"), using a modified investment strategy. As of March 5, 2012, HIMCO no longer serves as the sub-adviser to the Acquiring Fund.

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

The Reorganization Agreement

The Reorganization Agreement provides for the transfer of all of the assets and liabilities of the Acquired Fund to the Acquiring Fund solely in exchange for corresponding Class A, Class T, Class C, Class I, Class Y, and Class F shares of the Acquiring Fund. The Acquired Fund will distribute the shares of the Acquiring Fund received in the exchange to its shareholders, and then the Acquired Fund will be liquidated.

After the Reorganization, each shareholder of the Acquired Fund will own shares in the Acquiring Fund having an aggregate value equal to the aggregate value of shares of the Acquired Fund held by that shareholder as of the close of business on the business day preceding the Closing Date.

Generally, the liquidation and distribution will be accomplished by opening accounts on the books of the Acquiring Fund in the names of the shareholders of the Acquired Fund and transferring to those shareholders' accounts the same class of shares representing such shareholders' interests previously credited to the accounts of the Acquired Fund. No sales charges or fees of any kind will be charged to the shareholders of the Acquired Fund in connection with their receipt of shares of the Acquiring Fund in the Reorganization.

Until the Valuation Date, shareholders of the Acquired Fund will continue to be able to redeem their shares. Redemption requests received after the Valuation Date will be treated as requests for the redemption of the Acquiring Fund shares received by the shareholder in the Reorganization.

The Reorganization Agreement requires that the Funds take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by the Reorganization Agreement. The Reorganization Agreement may be amended or terminated by mutual agreement of the parties or on certain other grounds. For a complete description of the terms and conditions of the Reorganization, see the Reorganization Agreement at APPENDIX A, which qualifies in its entirety the foregoing summary of the Reorganization Agreement.

Tax Considerations

The Reorganization is expected to qualify for Federal income tax purposes as a tax-free reorganization under Section 368 of the Code. It is intended that, as a result of the Reorganization:

(1) the Reorganization will constitute a "reorganization" within the meaning of Code Section 368(a);

(2) the Shareholders will recognize no gain or loss on their receipt of voting shares of the Acquiring Fund solely in exchange for their voting shares of the Acquired Fund pursuant to the Reorganization;

(3) The Acquired Fund will not recognize gain or loss on the transfer of all of its assets to the Acquiring Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's Liabilities pursuant to the Reorganization, except that the Acquired Fund may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

(4) The Acquired Fund will not recognize gain or loss on its distribution of the voting shares of the Acquiring Fund to its Shareholders pursuant to the liquidation of the Acquired Fund;

(5) The Acquiring Fund will not recognize gain or loss on its acquisition of all of the assets of the Acquired Fund solely in exchange for voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's liabilities;

(6) the aggregate tax basis of the voting shares of the Acquiring Fund received by each of the Acquired Fund's Shareholders pursuant to the Reorganization will equal the aggregate tax basis of the voting shares of the Acquired Fund surrendered in exchange therefor;

(7) the holding period of the voting shares of the Acquiring Fund received by each of the Shareholders pursuant to the Reorganization will include the period that the Shareholder held the voting shares of the Acquired Fund exchanged therefor, provided that the Shareholder held such shares as a capital asset on the date of the Reorganization;

(8) The Acquiring Fund's basis in the assets of the Acquired Fund received pursuant to the Reorganization will equal the Acquired Fund's basis in the assets immediately before the Reorganization; and

(9) The Acquiring Fund's holding period in the Acquired Fund's assets received pursuant to the Reorganization will include the period during which the Acquired Fund held the assets (except where investment activities of the Acquiring Fund have the effect of reducing or eliminating a holding period with respect to an asset).

Shareholders of the Acquired Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances and, since the foregoing discussion only relates to the federal income tax consequences of the Reorganization, should consult their tax advisors as to state and local tax consequences, if any, of the Reorganization.

As a condition to the Closing, the Funds will request an opinion from the law firm of Dechert LLP to the effect that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. That opinion will be based in part upon certain assumptions and upon certain representations made by the Funds. Opinions of counsel are not binding upon the Internal Revenue Service ("IRS") or the courts. If the Reorganization were consummated but the IRS or the courts were to determine that the Reorganization did not qualify as a tax-free reorganization under the Code, and thus was taxable, the Acquired Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

In addition, as of December 31, 2017, the Acquired Fund had capital loss carryforwards of approximately $16.13 million, approximately $6.09 million of which will expire if not used prior to the Reorganization. As of December 31, 2017, the Acquiring Fund had capital loss carryovers of approximately $17.6 million. The amount of the Funds' capital loss carryovers as of the date of the Reorganization may differ substantially from these amounts. The Acquiring Fund's ability to use the capital loss carryovers of the Acquired Fund, if any, to offset gains of the Acquiring Fund in a given year after the Reorganization may be limited by loss limitation rules under Federal tax law. The impact of those loss limitation rules will depend on the relative sizes of, and the losses and gains in, the Acquired Fund and the Acquiring Fund at the time of the Reorganization and thus cannot be calculated precisely at this time.

Currently, the Acquired Fund is not expected to sell any securities prior to the Reorganization, other than in the ordinary course of business. However, the Acquired Fund will need to close out all CPI swaps prior to the Reorganization which will result in brokerage commissions currently estimated to be approximately $91,000. Approximately 70% of the Acquired Fund's portfolio is hedged by CPI swap positions. HFMC estimates that the sales of the CPI swaps will result in capital gains which are anticipated to be offset by the Acquired Fund's capital loss carryforwards. In addition, a portion of the Acquired Fund's portfolio assets (approximately 20.0%) is expected to be sold after the consummation of the Reorganization. It is expected that the capital loss carryforwards of the Acquiring Fund would offset such capital gains. It is also estimated that such portfolio repositioning will result in brokerage and other transaction costs of approximately $18,000 to $31,000. The preceding are estimates that may change at the time of the Reorganization based on market conditions and other factors.

On or prior to the Valuation Date, the Acquired Fund may declare a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to shareholders of the Acquired Fund's such Fund's net investment income and realized capital gains (after reduction of any available capital loss carryforwards), if any through the Valuation Date. To the extent distributions are attributable to ordinary taxable income or capital gains, the distribution may be taxable to shareholders for federal income tax purposes. Currently, it is expected that there will be an ordinary income distribution prior to the Valuation Date. However, currently it is expected that the capital gains resulting from the sale of the Acquired Fund's CPI Swaps prior to the Reorganization, as discussed above, should be offset by the Acquired Fund's capital loss carryforwards. This may change at the time of the Reorganization based on market conditions, the Acquired Fund's actual holdings at the time of the Valuation Date and other factors.

Expenses of the Reorganization

HFMC or its affiliates will bear all costs associated with the Reorganization whether or not the Reorganization is consummated other than brokerage-related expenses and other similar transaction costs as discussed above, which will be borne by the respective Fund, as applicable. The estimated cost of retaining the Proxy Solicitor for solicitation is $40,000, which will be paid by HFMC or its affiliates.

Accounting Survivor

The Acquiring Fund will be the accounting survivor of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

Form of Organization

The Acquired Fund is a series of Hartford Mutual Funds II and the Acquiring Fund is a series of the Hartford Mutual Funds. Each of the Hartford Mutual Funds and the Harford Mutual Funds II is a Maryland corporation registered as an open-end management investment company, and each is governed by its Board, which currently consist of ten (10) directors, nine (9) of whom are not "interested persons" (as defined in the 1940 Act).

Disclosure of Portfolio Holdings

Each Fund will publicly disclose its complete month-end portfolio holdings, excepting certain de minimis or short-term investments, on the Funds' website at www.hartfordfunds.com no earlier than 25 calendar days after the end of each month. Each Fund also will publicly disclose on its website the largest ten issuers in which it invests (and the percentage invested in each) no earlier than 15 calendar days after the end of each month. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI.

Capitalization of the Funds

The following table shows on an unaudited basis the capitalization of each Fund and the capitalization of the Acquiring Fund after the Reorganization on a pro forma basis after giving effect to the Reorganization, each as of April 30, 2018.

	Net Assets	Net Asset Value Per Share		Shares Outstanding
Municipal Real Return Fund — Acquired Fund — Class A	$88,754,397	$9.12		9,729,084
Municipal Opportunities Fund — Acquiring Fund — Class A	$234,430,875	$8.45		27,751,701
Pro Forma Adjustments(1)				774,395
Municipal Opportunities Fund — Acquiring Fund — Pro Forma — Class A(2)	$323,185,272	$8.45		38,255,180
Municipal Real Return Fund — Acquired Fund — Class T(3)	N/A	N/A		N/A
Municipal Opportunities Fund — Acquiring Fund — Class T(3)	N/A	N/A		N/A
Pro Forma Adjustments(1)
Municipal Opportunities Fund — Acquiring Fund — Pro Forma — Class T(2)(3)	N/A	N/A		N/A
Municipal Real Return Fund — Acquired Fund — Class C	$15,247,135	$9.07		1,681,668
Municipal Opportunities Fund — Acquiring Fund — Class C	$90,499,432	$8.45		10,706,027
Pro Forma Adjustments(1)				122,726
Municipal Opportunities Fund — Acquiring Fund — Pro Forma — Class C(2)	$105,746,567	$8.45		12,510,421
Municipal Real Return Fund — Acquired Fund — Class I	$36,156,209	$9.15		3,953,561
Municipal Opportunities Fund — Acquiring Fund — Class I	$305,088,504	$8.46		36,042,578
Pro Forma Adjustments(1)				320,223
Municipal Opportunities Fund — Acquiring Fund — Pro Forma — Class I(2)	$341,244,713	$8.46		40,316,362
Municipal Real Return Fund — Acquired Fund — Class Y	$15,477,682	$9.10		1,701,548
Municipal Opportunities Fund — Acquiring Fund — Class Y(4)	N/A	N/A		N/A
Pro Forma Adjustments(1)				127,965
Municipal Opportunities Fund — Acquiring Fund — Pro Forma — Class Y(2)	$15,477,682	$8.46	(5)	1,829,513
Municipal Real Return Fund — Acquired Fund — Class F	$5,845,952	$9.14		639,712
Municipal Opportunities Fund — Acquiring Fund — Class F	$34,196,694	$8.46		4,040,545
Pro Forma Adjustments(1)				51,299
Municipal Opportunities Fund — Acquiring Fund — Pro Forma — Class F(2)	$40,042,646	$8.46		4,731,556

(1)  Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares to be issued to the Acquired Fund based on its net asset value per share as of April 30, 2018 relative to the net asset value of the Acquiring Fund.

(2)  Reflects Pro forma amounts following the Reorganization.

(3)  As of the date of this Proxy Statement, Class T shares of the Funds were not available for purchase.

(4)  Class Y shares of the Acquiring Fund are not available for purchase until June 1, 2018.

(5)  Reflects the net asset value of Class I shares of the Acquiring Fund as of April 30, 2018.

GENERAL INFORMATION

The Investment Manager

HFMC is the investment manager to each Fund. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. ("The Hartford"), a Connecticut-based financial services company. Excluding affiliated funds of funds, as of December 31, 2017, HFMC and its wholly owned subsidiary, Lattice Strategies LLC, had approximately $115.3 billion in discretionary and non-discretionary assets under management. HFMC is responsible for the management of the Funds and supervises the activities of the investment sub-adviser. HFMC is principally located at 690 Lee Road, Wayne, PA 19087.

HFMC and the Funds rely on an exemptive order (the "Order") from the SEC under which the Funds operate pursuant to a "Manager of Managers" structure. HFMC has responsibility, subject to oversight by the respective Board, to oversee the sub-adviser and recommend its hiring, termination and replacement. The Order permits HFMC, on behalf of a Fund and subject to the approval of the Board, to hire, and to materially amend any existing or future sub-advisory agreement with, sub-advisers that are not affiliated with HFMC (the "Original Relief"), as well as sub-advisers that are indirect or direct, wholly-owned subsidiaries of HFMC or of another company that, indirectly or directly wholly owns HFMC (the "Expanded Relief"), in each case without obtaining approval from the respective Fund's shareholders. Shareholders of the Funds have approved the operation of these Funds under the "manager of managers" structure under the Original Relief set forth in the Order. Within 90 days after hiring any new sub-adviser, the respective Fund's shareholders will receive information about any new sub-advisory relationship.

The Investment Sub-Adviser

Wellington Management serves as each Fund's sub-adviser, and Wellington Management performs the daily investment of the assets of each Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2017, Wellington Management and its investment advisory affiliates had investment management authority with respect to approximately $1,080 billion in assets.

Independent Registered Public Accounting Firm

Ernst & Young LLP ("EY") serves as the Independent Registered Public Accounting Firm for each Fund. EY is responsible for performing annual audits of the financial statements and financial highlights of the Funds in accordance with the auditing standards of the Public Company Accounting Oversight Board. The mailing address of EY is 2005 Market Street, Philadelphia, Pennsylvania 19103.

Other Business

The Board of Hartford Mutual Funds II does not know of any matters to be presented at the Special Meeting other than those set forth in this Proxy Statement. If other business should properly come before the Special Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

Shareholder Reports

Shareholders can find important information about each Fund in its annual report dated October 31, 2017 and semi-annual report dated April 30, 2017, each of which has been previously mailed to shareholders. A free copy of each Annual/Semi-Annual Report and each Fund's Prospectus is available on the Funds' website at www.hartfordfunds.com/prospectuses.html, upon request by writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022 or by calling 1-888-843-7824.

Proxy Solicitation

The principal solicitation of proxies will be by the mailing of this Proxy Statement, but proxies may also be solicited from a representative of HFMC, HFMC's affiliates or from our Proxy Solicitor. If we have not received your vote as the date of the Special Meeting approaches, you may receive a call from these parties to ask for your vote. Arrangements will be made with broker-dealers and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

In all cases where a telephonic proxy or voting instructions are solicited by the Proxy Solicitor, the Proxy Solicitor representative is required to ask for each shareholder's full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Proxy Solicitor representative is required to ask for the person's title and for confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information previously provided to Proxy Solicitor, then the Proxy Solicitor representative will explain the proxy voting process, read the Proposal listed on the proxy card and ask for the shareholder's instructions on the Proposal. Although the Proxy Solicitor representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. The Proxy Solicitor representative will record the shareholder's instructions on the proxy card. Within 72 hours, the shareholder will be sent a letter or mailgram confirming his or her vote and asking the shareholder to call the Proxy Solicitor representative immediately if his or her instructions are not correctly reflected in the confirmation.

The cost of the Special Meeting, including the preparation and mailing of the notice, Proxy Statement and the solicitation of proxies, including reimbursement to broker-dealers and others who forwarded proxy materials to their clients, will be borne by HFMC.

Vote Required

Approval of the Reorganization Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Acquired Fund, which means the lesser of (a) the vote of 67% or more of the shares that are present at the Special Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) the vote of more than 50% of the Acquired Fund's outstanding shares. Assuming the presence of a quorum, abstentions and broker non-votes have the effect of a negative vote on the Reorganization.

Shareholder Proposals

As a general matter, Hartford Mutual Funds and Hartford Mutual Funds II do not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the Secretary of the Hartford Mutual Funds or Hartford Mutual Funds II, P.O. Box 55022 Boston, Massachusetts 02205-5022.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders' meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

Beneficial Owners

As of April 30, 2018, all directors and officers as a group owned less than 1% of the outstanding shares of each class of each Fund's shares. As of April 30, 2018, to the knowledge of the Hartford Mutual Funds and the Hartford Mutual Funds II, no person owned beneficially more than 5% of the outstanding shares of any class of shares of the Funds, except as listed in Appendix B.

As of April 30, 2018, none of the Independent Directors (or their immediate family members) had share ownership in securities of the investment manager or principal underwriter or in an entity controlling, controlled by or under common control with the investment manager or principal underwriter (not including registered investment companies) of the Hartford Mutual Funds and the Hartford Mutual Funds II.

Legal Proceedings

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against HIFSCO (now known as Hartford Funds Distributors, LLC ("HFD")) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant

HFMC, which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit.

MORE INFORMATION REGARDING THE FUNDS

Additional Information Regarding Investment Strategies and Risks

The following applies to each Fund, unless otherwise noted:

Investment Grade and Non-Investment Grade Securities — "Investment grade" quality means securities that are rated at the time of purchase within the four highest categories assigned by Moody's ("Aaa", "Aa", "A" or "Baa") or S&P ("AAA", "AA", "A" or "BBB") or Fitch ("AAA", "AA", "A" or "BBB") or are unrated securities that are judged by Wellington Management to be of comparable quality to securities rated within these four highest categories. Non-investment grade securities are securities rated "Ba" or lower by Moody's, "BB" or lower by S&P or "BB" or lower by Fitch, or securities which, if unrated, are determined by Wellington Management to be of comparable quality. Debt securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds."

Duration — Duration is a measure of the sensitivity of a fixed income security's price to changes in interest rates. For example, the price of a bond fund with an average duration of two years would be expected to fall approximately 2% if interest rates rose by one percentage point. A Fund's average duration measure incorporates a bond's yield, coupon, final maturity, and the effect of derivatives.

Foreign and Emerging Market Investments — Unless stated otherwise in a Fund's principal investment strategy, investments are deemed to be "foreign" (a) if an issuer's domicile or location of headquarters is in a foreign country or (b) it is a foreign currency.

Unless stated otherwise in a Fund's principal investment strategy, emerging markets are those markets (1) included in emerging market or equivalent classifications by the United Nations (and its agencies); (2) having per capita income in the low to middle ranges, as determined by the World Bank; or (3) the Fund's benchmark index provider designates as emerging. Unless stated otherwise in a Fund's principal investment strategy, investments are deemed to be "emerging" (a) if an issuer's domicile or location of headquarters is in an emerging market; or (b) it is an emerging market currency.

Use of Cash or Money Market Investments — Each Fund may invest some or all of its assets in cash, high quality money market instruments (including, but not limited to U.S. government securities, bank obligations, commercial paper and repurchase agreements involving the foregoing securities) and shares of money market investment companies for temporary defensive purposes in response to adverse market, economic or political conditions. In addition, each Fund may invest some of its assets in these instruments to maintain liquidity or in response to atypical circumstances such as unusually large cash inflows or redemptions. Under such conditions, a Fund may not invest in accordance with its investment objective or principal investment strategy. As a result, there is no assurance that a Fund will achieve its investment objective and it may lose the benefit of market upswings.

Consequences of Portfolio Trading Practices — A Fund may have a relatively high portfolio turnover and may, at times, engage in short-term trading. Such activity could produce higher brokerage expenses for the Fund and higher taxable distributions to the Fund's shareholders and therefore could adversely affect the Fund's performance. Each Fund is not managed to achieve a particular tax result for shareholders. Shareholders should consult their own tax advisor for individual tax advice.

Participation in Securities Lending Activities — Each Fund may lend portfolio securities to certain borrowers in U.S. and non-U.S. markets in an amount not to exceed one third (33 1/3%) of the value of its total assets.

Additional Information About Strategies and Techniques

In addition to the principal investment strategies described in the "COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL RISKS, AND MANAGEMENT OF THE ACQUIRED FUND AND THE ACQUIRING FUND" section, each Fund may at times use additional strategies and techniques, which involve certain special risks. This Proxy Statement does not attempt to describe all of the various investment techniques and types of securities that the investment management team might use in managing each Fund. As with any mutual fund, investors must rely on the professional investment judgment and skill of the investment adviser.

Classes of Shares

Each Fund offers the following classes of shares:

Fund	A	T(1)	C	I	Y	F
Municipal Real Return Fund	✓	✓	✓	✓	✓	✓
Municipal Opportunities Fund	✓	✓	✓	✓	✓(2)	✓

(1)  Class T shares are currently not available for purchase and not currently sold in any State or to residents of any State, including Oklahoma and residents of Oklahoma.

(2)  Class Y shares are not available for purchase until June 1, 2018.

Investor Requirements

This section describes investor requirements for each class of shares offered by the Funds. Each Fund may, in its sole discretion, modify or waive the eligibility requirements for purchases of any class of its shares.

Class A Shares. Class A shares are generally available for purchase by all investors other than retirement plans, except as described below. Purchases of Class A shares by certain retirement plans are permitted under the following circumstances:

•  If the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator. These types of retirement plans may purchase Class A shares at net asset value without a sales charge; and

•  If the plan is an employer-sponsored retirement plan held directly at a broker-dealer (that is, outside of a retirement plan recordkeeping platform or third party administrator). Such retirement plans may purchase Class A shares, subject to all applicable sales charges as described in this Proxy Statement.

Class T Shares. Class T shares are available through certain financial intermediaries with which HFD has an agreement to sell Class T shares of a Fund. Not all financial intermediaries make Class T shares available to their clients.

Class C Shares. Class C shares are generally available for purchase by all investors other than retirement plans.

Class I Shares. Class I shares are offered:

•  through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services,

•  through financial intermediaries that have entered into an agreement with HFD to offer Class I shares through a no-load network or platform,

•  to institutional investors, which include but are not limited to: family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies, and

•  to current or retired officers, directors and employees (and their family members, as defined below under "Accumulation Privilege") of the Funds, The Hartford, the sub-advisers to the Funds, Hartford Administrative Services Company, and their affiliates.

Class I shares are not available to qualified employee benefit plans and other retirement savings plans. Class I shares have a minimum investment requirement of $2,000 for all accounts except: $250, if establishing an Automatic Investment Plan (AIP), with recurring monthly investments of at least $50.

Class Y Shares. Class Y shares are offered:

•  through financial intermediaries who charge such clients a fee for advisory, investment, consulting or similar services,

•  through financial intermediaries that have entered into an agreement with HFD to offer Class Y shares through a no-load network or platform, and

•  to institutional investors, which include but are not limited to: certain qualified employee benefit plans and other retirement savings plans; family offices and their clients; non-profit organizations, charitable trusts, foundations and endowments; and accounts registered to bank trust departments, trust companies, registered investment advisers and investment companies.

Class Y shares have an investment minimum of $250,000, which is waived when the shares are purchased through omnibus accounts (or similar types of accounts). The investment minimum for Class Y shares does not apply to qualified employee benefit plans and other retirement savings plans. Effective May 11, 2018, neither the Funds, nor the Distributor, nor any affiliates of the Distributor will enter into any new arrangement to make any payment to any financial intermediary that is not directly related to account servicing, record keeping, sub-transfer agency, administration or similar services with respect to Class Y shares.

Class F Shares. Class F shares are generally only available through financial intermediaries that have entered into an appropriate agreement to sell Class F shares of a Fund. However, purchases by affiliated investment companies, purchases by 529 plans or purchases of $1,000,000 or more of Class F shares may be made directly through the Funds' transfer agent. Class F shares are not available to retirement plans. Class F shares do not have a minimum initial investment requirement when the shares are purchased through omnibus accounts (or similar types of accounts). All other eligible investors must meet the minimum initial investment requirement of at least $1,000,000 in Class F shares of a Fund, except for affiliated investment companies and 529 plans. None of the Funds, HFD, or any affiliates of HFD pay any commission payments, account servicing fees, record keeping fees, 12b-1 fees, sub-transfer agent fees, administration fees or similar fees with respect to Class F shares to any financial intermediary. Each Fund reserves the right in its sole discretion to waive the minimum initial investment requirement.

Choosing a Share Class

Each share class has its own cost structure, allowing you to choose the one that best meets your needs. When you choose your class of shares, you should consider a number of factors, including the size of your investment and how long you plan to hold your shares, the expenses borne by each class, any front-end sales charge or contingent deferred sales charge ("CDSC") applicable to a class and whether you qualify for any reduction or waiver of sales charges, and the availability of the share class for purchase by you. Certain classes have higher expenses than other classes, which may lower the return on your investment when compared to a less expensive class. The Funds, the Funds' transfer agent, and HFD do not provide investment advice. Please contact your financial intermediary to determine which share class may be appropriate for you.

In making your decision regarding which share class may be best for you to invest in, please keep in mind that your financial intermediary or plan administrator may receive different compensation depending on the share class you buy and different share classes may offer you different services. You should consult with your financial intermediary about the comparative pricing and features of each share class, the services available for shareholders in each share class, the compensation that your financial intermediary will receive in connection with each share class and other factors that may affect your decision about the best share class to buy.

Each class, except Class I, Class Y and Class F, has adopted a Rule 12b-1 plan that allows that class to pay distribution and service fees for the sale and distribution of its shares and for providing services to shareholders. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

	Front End Sales Charge	Deferred Sales Charge (Load)	Distribution and Service (12b-1) Fees(1)	Administrative Services Fee(1)
Class A	Described under "How Sales Charges are Calculated"	Described under "How Sales Charges are Calculated"	0.25%	None
Class T	Described under "How Sales Charges are Calculated"	None	0.25%	None
Class C(2)	None	1.00% on shares sold within one year of purchase	1.00%	None
Class I	None	None	None	None
Class Y	None	None	None	None
Class F	None	None	None	None

(1)  As a percentage of the Fund's average net assets.

(2)  No automatic conversion to Class A shares, so annual expenses continue at the Class C level throughout the life of your investment.

Commissions. You may be required to pay a commission to your financial intermediary when buying or selling Class F shares. The Funds make available other share classes that have different fees and expenses, which are disclosed and described in this Proxy Statement. Please contact your financial intermediary for more information on commissions.

How Sales Charges are Calculated

Class A Shares. Class A shares pay sales charges and commissions to dealers for each Fund as follows. The offering price includes the front-end sales charge.

Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission—As Percentage of Offering Price
Less than $50,000	4.50%	4.71%	3.75%
$ 50,000 – $ 99,999	4.00%	4.17%	3.50%
$100,000 – $249,999	3.50%	3.63%	3.00%
$250,000 – $499,999	2.50%	2.56%	2.00%
$500,000 – $999,999	2.00%	2.04%	1.75%
$1 million or more(1)	0%	0%	0%

(1)  Investments of $1 million or more in Class A shares may be made with no front-end sales charge. However, if you qualify to purchase your Class A shares without any sales charge and you redeem those shares within 18 months of the purchase, you may pay a CDSC of 1.00% on any Class A shares sold. For purposes of this CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. The amount of any CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold and is not charged on shares you acquired by reinvesting your dividends and capital gains distributions. Each time you place a request to sell shares, we will first sell any shares in your account that are not subject to a CDSC. This CDSC will not apply where the selling broker dealer was not paid a commission.

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund's per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund's fee table (as illustrated in the table above).

For example, you want to invest $100.00 in Class A shares of a Fund. Assume the shares have a public offering price of $15.72 (includes front-end sales charge), a total net asset value of $14.86, and a front-end sales charge of 5.5%. The total dollar amount of the sales charge would be $5.48; the total net asset value of the shares purchased would be $94.52; and the total number of shares purchased would equal 6.361 shares. Therefore, the calculated sales charge rate is 5.48% (sales charge paid divided by the net investment). Please note that this example is a hypothetical and is not intended to represent the value of any Hartford Fund.

HFD may pay up to the entire amount of the sales commission to particular broker-dealers. HFD may pay dealers of record commissions on purchases of over $1 million in an amount of up to 1.00% on the first $10 million, 0.50% of the next $30 million, and 0.25% of share purchases over $40 million. This commission schedule may also apply to certain sales of Class A shares made to investors that qualify under some of the categories listed under "Front-End Sales Charge Waivers for Class A Shares." Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines.

Retirement plans that owned or were offered Class A shares on or before June 30, 2007 are not subject to the Class A shares' commission schedule and 1.00% CDSC.

Class T Shares.  Class T shares pay sales charges and commissions to dealers for the Funds as follows. The offering price includes the front-end sales charge.

Your Investment	As a % of Offering Price	As a % of Net Investment	Dealer Commission—As Percentage of Offering Price
Less than $250,000	2.50%	2.56%	2.50%
$250,000 – $499,999	2.00%	2.04%	2.00%
$500,000 – $999,999	1.50%	1.52%	1.50%
$1 million or more	1.00%	1.01%	1.00%

In order to determine the dollar amount of the sales charges you pay, we multiply the applicable percentage by the dollar amount of your desired investment. The total dollar amount of the sales charge is rounded to two decimal places using standard rounding criteria and is included in the public offering price of a Fund. Your total purchase amount is then divided by the Fund's per share public offering price to determine the number of shares you receive in the Fund. This number is rounded to three decimal places using standard rounding criteria. Because of this rounding, the front-end sales charge you pay, when expressed as a percentage of the offering price, may be higher or lower than the amount stated in the Fund's fee table (as illustrated in the table above).

Class C Shares. Class C deferred sales charges are listed below. No CDSC is charged on shares acquired through reinvestment of dividends and capital gains distributions. The CDSC is based on the original purchase cost or the current market value of the shares being sold, whichever is less. A front-end sales charge is not assessed on Class C shares.

Years After Purchase	CDSC
1st year	1.00%
After 1 year	None

For purposes of the Class C CDSC, all purchases made during a calendar month are counted as having been made on the first day of that month. To determine whether a CDSC applies and the amount of such CDSC, the Funds redeem shares in the following order: (1) shares acquired through reinvestment of dividends and capital gains distributions, and (2) Class C shares held over 1 year. Please note that for purposes of the expense examples and performance returns shown in this Proxy Statement, the figures include the effect of the Class C CDSC as if it had been incurred prior to the expiration of the applicable period.

When you request a redemption, the amount withdrawn from your account will equal the specified dollar amount of the redemption request plus the dollar amount of any applicable CDSC. If you do not want any additional amount withdrawn from your account to cover the CDSC due, please indicate that the applicable CDSC should be withdrawn from the total distribution amount requested.

Proceeds from the CDSC are paid to HFD and are used in whole or in part by HFD to defray its expenses related to providing distribution-related services to a Fund in connection with the sale of the Class A and Class C shares, such as the payment of compensation to select selling brokers for selling these classes of shares. The combination of the CDSC and the distribution and service fees facilitates the ability of each Fund to sell the Class C shares without a front-end sales charge being deducted, and to sell Class A shares with the maximum applicable sales charge at the time of the purchase.

Although the Funds do not charge a transaction fee, you may be charged a fee by financial intermediaries for the purchase or sale of a Fund's shares through that financial intermediary. This transaction fee is separate from any sales charge that a Fund may apply.

Sales Charge Reductions and Waivers for Class A and Class C Shares

Reducing Your Class A Sales Charges — There are several ways you can combine multiple purchases of shares of the Hartford Funds to take advantage of the breakpoints in the Class A shares' sales charge schedule. Please note that you or your financial intermediary must notify the Funds' transfer agent that you are eligible for these breakpoints every time you have a qualifying transaction. If you do not let your financial intermediary or the Funds' transfer agent know that you are eligible for a breakpoint reduction, you may not receive the sales charge breakpoints to which you are otherwise entitled. The availability of these sales load waivers and/or discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Please contact your financial intermediary for more information on the intermediary's policies and procedures applicable to such waivers and/or discounts. In addition, any intermediary specific sales load waivers and/or discounts are reproduced in Appendix A based on information provided by the financial intermediaries.

•  Accumulation Privilege — permits any qualifying investor to purchase Class A shares of any Hartford Fund (other than series of Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. ("Hartford HLS Funds")) and 529 college savings plan accounts administered by The Hartford at the offering price that applies to the total of: (a) the dollar amount then being purchased plus (b) an amount equal to the then-current, as of the business day immediately prior to such purchases, net asset value of the purchaser's holdings of all shares (other than Class T, Class R3, Class R4, Class R5, Class R6, and Hartford HLS Funds) and 529 college savings plan accounts administered by The Hartford. For purposes of this Privilege, a qualifying investor may include all shares owned by family members which — for accounts opened on or after August 16, 2004 — means the owner's spouse (or legal equivalent recognized under state law) and any children under 21. For accounts opened before August 16, 2004, please see the SAI for more information. Employer-sponsored retirement plans or certain tax qualified retirement accounts may also receive these breakpoints as long as the Funds' transfer agent or the financial intermediary is notified at the time of purchase. The Accumulation Privilege may be amended or terminated at any time as to subsequent purchases.

•  Letter Of Intent — lets you purchase Class A shares of a Fund over a 13-month period and receive the same sales charge as if all shares had been purchased at once. Any person may use a Letter of Intent ("LOI") to qualify for a reduced sales charge on purchases of Class A shares. Please note: (i) retirement plans that receive breakpoints at the plan level do not qualify for the LOI privilege and (ii) Class A shares acquired through the reinvestment of distributions do not constitute purchases for purposes of the LOI. A Class A shareholder may include, as an accumulation credit towards the completion of an LOI, the value of all shares of all funds of Hartford Mutual Funds, Hartford Mutual Funds II, and 529 college savings plan accounts administered by The Hartford owned by the shareholder as described above under "Accumulation Privilege." Such value is determined based on the public offering price on the date of the LOI. During the term of a LOI, the Funds' transfer agent will hold shares in escrow to secure payment of the higher sales charge applicable for shares actually purchased if you do not purchase the amount indicated on the LOI. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated on the LOI has been purchased. A LOI does not obligate you to buy or a Fund to sell the indicated amount of the LOI. If a Class A shareholder exceeds the amount specified in the LOI and reaches an amount that would qualify for a further quantity discount, the applicable breakpoints in the Class A shares' sales charge schedule will be applied to such additional Class A share purchases. Any resulting difference in offering price will be used to purchase additional Class A shares for the shareholder's account at the applicable offering price. If the Class A shareholder does not purchase the amount specified in the LOI within thirty days after a written request by the Funds' transfer agent, the Funds' transfer agent will redeem an appropriate number of escrowed shares for an amount equal to the difference between the sales charge paid and the sales charge that would have been paid had the aggregate purchases been made at a single time. This redemption may be treated and reported as a taxable transaction to you, as discussed in the "Fund Distributions and Tax Matters" section of this Proxy Statement. Purchases based on a LOI may include holdings as described above under "Accumulation Privilege." Additional information about the terms of the LOI is available from your financial intermediary or from the Funds' transfer agent at 1-888-843-7824.

Front-End Sales Charge Waivers for Class A Shares — In order to receive the sales charge reductions or waivers discussed below, you must notify the Funds' transfer agent of the reduction or waiver request when you place your purchase order. The Funds' transfer agent may require evidence of your qualification for such reductions or waivers. Additional information about the sales charge reductions or waivers can be obtained from the Funds' transfer agent. The Class A shares front-end sales charge may be reduced or waived for the following individuals and institutions:

•  selling broker dealers and their employees and sales representatives (and their family members, as defined above under the "Accumulation Privilege" section) provided, however, that only those employees of such broker-dealers who, as a part of their usual duties, provide services related to transactions in Fund shares shall qualify,

•  financial representatives using Fund shares in fee-based investment products under a signed agreement with the Funds,

•  current or retired officers, directors and employees (and their family members, as defined above under the "Accumulation Privilege" section) of the Funds, The Hartford, the sub-advisers to Hartford Funds, Hartford Administrative Services Company, and their affiliates. Such individuals may also purchase Class I shares at net asset value,

•  welfare benefit plans investing in Fund shares through group variable funding agreements issued by Hartford Life Insurance Company,

•  if the plan is one of the following types of retirement plans and the plan was invested in or was offered as an investment option Class A shares at net asset value on or before June 30, 2007: (a) an employer-sponsored retirement plan with at least 100 participants or $500,000 in plan assets; (b) a retirement plan that buys Fund shares through a group variable funding agreement issued by Hartford Life Insurance Company; or (c) a retirement plan for which Hartford Life Insurance Company or an affiliate acts as plan administrator,

•  college savings programs that are qualified state tuition programs under Section 529 of the Code,

•  investors purchasing through a financial intermediary that has entered into an agreement with HFD to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to customers, and

•  purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with the distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees.

CDSC Waivers — As long as the Funds' transfer agent is notified at the time you sell, the CDSC for each applicable share class will generally be waived in the following cases:

•  to make Systematic Withdrawal Plan payments that are limited annually to no more than 12% of the value of the account at the time the plan is initiated or updated.

•  for death or disability.

•  under reorganization, liquidation, merger or acquisition transactions involving other investment companies.

•  under the following circumstances, for employer-sponsored retirement plans or tax qualified retirement accounts:

(1)  to return excess contributions,

(2)  hardship withdrawals as defined in employer-sponsored retirement plans,

(3)  under a Qualified Domestic Relations Order as defined in the Code,

(4)  to meet minimum distribution requirements under the Code,

(5)  to make "substantially equal payments" as described in Section 72(t) of the Code, and

(6)  after separation from service.

•  for Class C shares only, for withdrawals made pursuant to loans taken from qualified retirement plans. Loans are defined by the retirement plan's administrator at the time of the withdrawal.

Reinstatement Privilege — If you sell shares of a Fund, you may reinvest some or all of the proceeds in shares of that Fund or any other Hartford Fund within 90 days without a sales charge, as long as the Funds' transfer agent is notified before you reinvest; except that, certain qualified plans may only reinvest as a rollover within 60 days of selling shares of a Fund. In this case, once the 60 day rollover period has ended, such qualified plans may reinvest only those amounts that do not exceed the maximum qualified plan contribution amount for their account in that given tax year. If you sold Class A or C shares, you must reinvest in shares of the same class to take advantage of the reinstatement privilege. If you paid a CDSC when you sold your Class A or Class C shares, you will be credited with the amount of that CDSC. All accounts involved must have the same registration.

There is no reinstatement privilege available for Class T shares.

Information about sales charges and sales charge reductions or waivers is available, free of charge, on the Funds' website www.hartfordfunds.com. The website includes hyperlinks that facilitate access to this information.

How to Buy and Sell Shares

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. In some cases, Federal law also requires us to verify and record information that identifies the natural persons who control and beneficially own a legal entity that opens an account. What this means to you: when you open an account, we will ask for names, addresses, dates of birth and other information that will allow us to identify you and certain other natural persons associated with the account. For some legal entity accounts, you will be asked to provide identifying information for one natural person that controls the entity, and for each natural person that beneficially owns 25% or more of the legal entity.

We are also required to obtain information that identifies each authorized signer for an account by requesting name, residential address, date of birth and social security number for each of your authorized signers. We appreciate your cooperation.

If each Fund is not able to adequately identify you within the time frames set forth in the law, your shares may be automatically redeemed. If the net asset value per share has decreased since your purchase, you will lose money as a result of this redemption. You may also incur any applicable sales charge.

Of critical importance, is the location of those authorized to transact on an account at the time the transaction request is placed with the Fund. In general, shareholders and authorized traders may only place trades with each Fund when physically in the U.S., a U.S. territory, stationed at a military base, or stationed at a U.S. Embassy. The location of the authorized caller may be obtained on a recorded phone call or in writing.

Initial Purchases

Before you invest, please read this Proxy Statement carefully.

Determine how much you want to invest. The minimum investment amounts are as follows:

•  Class A, Class C and Class I shares — $2,000 for initial investments, at least $50 for subsequent investments; except Automatic Investment Plans, which require $250 to open and at least $50 per month invested in each Fund thereafter.

•  Class T shares — $2,000 for initial investments, at least $50 for subsequent investments.

•  Class Y shares — $250,000 minimum initial investment. This requirement may be waived for certain investors. No subsequent investment minimum.

•  Class F shares — Generally, there is no minimum initial investment. There is a $1,000,000 minimum initial investment for certain eligible investors as set forth in the section entitled "Classes of Shares — Investor Requirements" section. No subsequent investment minimum.

To make an initial investment in a class of shares of the Fund, please contact your financial intermediary. Certain classes may not be available through all financial intermediaries. Financial intermediaries may impose transaction charges in addition to those described in this Proxy Statement. Please note that if you are purchasing shares through a retirement plan, you may need to call the administrator of the plan for details on purchases, redemptions and other account activity. Some of the services and programs described in this Proxy Statement may not be available or may differ in such circumstances. You should check with your financial intermediary for further details.

Certain classes of shares of a Fund may also be purchased through the Funds' transfer agent by filling out an account application and mailing it to the address below. Class T shares are not available directly through the Funds' transfer agent.

Accounts held directly with the transfer agent (i.e. not plan level or an omnibus position) are charged a $30 annual direct account fee. All accounts are subject to this fee other than accounts of any sub-adviser to the Hartford Funds, accounts of employees of the sub-advisers to the Hartford Funds, 529 college savings plan accounts administered by The Hartford or one of its subsidiaries, and affiliated investment companies. This fee is not charged to shareholders who hold Fund shares through an omnibus account with a financial intermediary. Under certain limited circumstances, the $30 annual direct account fee may be waived for certain other accounts at the discretion of Hartford Administrative Services Company. A confirmation of the fee assessment, if applicable, will appear on your next quarterly account statement subsequent to the actual assessment date. If you have questions about the direct account fee, please call the transfer agent at 1-888-843-7824. If you are invested in the Funds directly through a retirement account or Coverdell Account with UMB Bank, n.a., you will also be subject to an annual maintenance fee of up to $25.

If purchasing shares through the Funds' transfer agent, please send your account application to the following address:

Hartford Funds P.O. Box 55022 Boston, MA 02205-5022	(For overnight mail) Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809

Class C Shares Purchase Limits

Purchases of Class C shares are subject to a total account value limitation at the time of purchase of $999,999. If your existing accounts for all share classes (except Class R3, Class R4, Class R5, and Class R6 shares) held with the Distributor have a total value equal to $999,999, you will not be able to purchase Class C shares. For the purpose of determining your total account value, existing accounts for all share classes (except Class R3, Class R4, Class R5, and Class R6 shares) held with the Distributor that are linked under a Letter of Intent or Accumulation Privilege will be included. Dealers and other financial intermediaries purchasing shares for their customers in omnibus accounts are responsible for compliance with these limits. You should consult your financial adviser when choosing a share class.

Additional Purchases of Shares

You may purchase additional shares of a Fund through your financial intermediary. Your financial intermediary may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also purchase additional shares through the Funds' transfer agent as follows:

•  On the Web — Visit www.hartfordfunds.com, select "Account Access" from the role drop-down menu at the top of the home page and follow the instructions.

•  By Phone — To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Tell the transfer agent the Fund name, share class, account and the name(s) in which the account is registered and the amount of your investment. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day's offering price. For your protection, telephone requests may be recorded in order to verify their accuracy.

•  In Writing With a Check — Make out a check for the investment amount, payable to "Hartford Funds." Complete the application or detachable investment slip from an account statement, or write a letter of instruction specifying the Fund name and share class, account number and the name(s) in which the account is registered. Deliver the check and your completed application, investment slip, or letter of instruction to your financial intermediary or plan administrator, or mail to:

Hartford Funds P.O. Box 55022 Boston, MA 02205-5022	(For overnight mail) Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809

•  By Electronic Funds Transfer or Wire — For complete instructions on how to purchase shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824.

Please note that these features may not be available for all classes of shares and in such instances, you will need to make additional purchases through your financial intermediary.

Selling Shares

You may redeem your shares by having your financial intermediary process your redemption. Your financial intermediary will be responsible for furnishing all necessary documents to the Funds and may charge you for this service. With respect to accounts held directly with the transfer agent (i.e. not plan level or an omnibus position), you may also sell your shares through the Fund's transfer agent as noted below.

•  On the Web — Visit www.hartfordfunds.com, select "Account Access" from the role drop-down menu at the top of the home page and follow the instructions. To redeem to your bank account, bank instructions must be submitted to the transfer agent in writing. Bank instructions added online are only available for purchases. Because of legal and tax restrictions on withdrawals from retirement accounts, you will not be allowed to enter a redemption request for these types of accounts online.

•  By Phone — Only non-retirement accounts or IRA plans may redeem by telephone, and redemptions are restricted to up to $50,000 per shareholder per market day. To place your order, call the transfer agent at 1-888-843-7824 on any regular business day. Complete transaction instructions on a specific account must be received in good order and confirmed by Hartford Funds prior to 4 P.M. Eastern Time or the close of the New York Stock Exchange, whichever comes first. Any transaction on an account received after such time will receive the next business day's offering price. For automated service 24 hours a day using your touch-tone phone, call 1-888-843-7824. For your protection, telephone requests may be recorded in order to verify their accuracy. Proceeds from telephone transactions may be either mailed to the address of record, or sent electronically to a bank account on file. Also, for your protection, telephone redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days. For circumstances in which you need to request to sell shares in writing, see "Selling Shares By Letter or Form."

•  By Electronic Funds Transfer or Wire — For complete instructions on how to redeem shares of Hartford Funds by electronic funds transfer or wire, contact Hartford Funds at 1-888-843-7824. Wire transfers are available upon request for amounts of $500 or more and will be wired on the next business day. Your bank may charge a fee for these services. For your protection, electronic funds transfer and wire redemptions are limited on accounts whose addresses or bank instructions have been added or changed within the past 30 days.

•  By Letter or Form — In certain circumstances, you will need to make your request to sell shares in writing. Forms may be obtained by calling the transfer agent at 1-888-843-7824 or through the website at www.hartfordfunds.com. A check will be mailed to the name(s) and address in which the account is registered or otherwise according to your letter of instruction. To redeem, write a letter of instruction indicating: the Fund name, the account number, the share class, the name(s) in which the account is registered, your date of birth, your residential address, your daytime phone number, your social security number, and the dollar value or the number of shares you wish to sell. Include all authorized signatures and obtain a Medallion signature guarantee if: you are requesting payment by check of more than $1,000 to an address of record or bank instructions that have been added or changed within the past 30 days; you are selling more than $100,000 worth of shares; you are requesting an initial distribution from an Automatic 401k Rollover IRA; or you are requesting payment other than by check mailed to the address of record and payable to the registered owner(s). For an Automatic 401k Rollover IRA a completed Form W-9, Request for Taxpayer Identification Number and Certification, is required along with a Medallion signature guarantee. Deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address below.

Please note that a notary public CANNOT provide a Medallion signature guarantee. Please check with a representative of your bank or other financial institution about obtaining a Medallion signature guarantee.

Please note that these features may not be available for all classes of shares and in such instances, you will need to sell shares through your financial intermediary.

For the following types of accounts, you must provide the following additional documentation if you are selling your shares by letter:

•  IRAs (SAR-SEP, ROTH, SEP, SIMPLE, TRADITIONAL) — Signatures and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution, and the reason for the distribution.

•  Automatic 401k Rollover IRAs — Signatures, Medallion signature guarantee, and titles of all persons authorized to sign for the account, exactly as the account is registered; indicate the amount of income tax withholding to be applied to your distribution and the reason for the distribution.

•  403(b) — 403(b) Distribution Request Form.

•  Owners Or Trustees Of Trust Accounts — Call 1-888-843-7824 for instructions.

•  Administrators, Conservators, Guardians, and Other Sellers in Situations of Divorce or Death — Call 1-888-843-7824 for instructions.

Addresses

Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022 FAX: 1-888-802-0039	Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Exchanging Shares

You may exchange one class of shares of a Fund for shares of the same class of any other Hartford Fund if such share class is available except that there are no exchange privileges for Class T shares.

Before exchanging shares, you should carefully read the prospectus relating to the exchanged-for shares. Call your plan administrator or financial intermediary or the transfer agent at the number below to request an exchange, for any questions regarding exchanging shares, or to obtain a current prospectus for the Hartford Fund into which you wish to exchange.

If you are a Class A or Class C shareholder, you may also request an exchange by doing the following:

•  If you hold your shares directly with the transfer agent (i.e. not plan level or an omnibus position) and have an online account with hartfordfunds.com, you may exchange your shares on the web by accessing your account online and following the instructions.

•  Write a letter of instruction indicating the Fund names, share class, dollar/share amount, account number, the name(s) in which the accounts are registered, and your signature, and deliver these instructions to your financial intermediary or plan administrator, or mail or fax to the address listed below.

The registration for both accounts involved in the exchange must be identical and you must meet the initial investment minimum applicable to such shares of the other Fund (as disclosed in the prospectus), except as noted below with respect to Class Y shares. All exchanges are made at net asset value. You must retain at least $1,000 in the Fund from which you exchange. Class Y shares of a Fund may be exchanged for Class Y shares of another Fund, if (i) the shareholder is already a holder of Class Y shares of the other Fund or(ii) the initial investment minimum applicable to Class Y shares of the other Fund (as disclosed in the prospectus) is satisfied in connection with the exchange.

You may be subject to tax liability or sales charges as a result of your exchange. Please see the section entitled "Fund Distributions and Tax Matters — Taxability Of Transactions" for more information.

Each Fund reserves the right in its sole discretion to amend or terminate the exchange privilege at any time, for any reason. For more information, please see the section entitled "Exchanges" in the SAI.

Conversions

Subject to the conditions set forth in this section, shares of one class of a Fund may be converted into (i.e. reclassified as) shares of a different class of the same Fund at the request of a shareholder's financial intermediary. To qualify for any conversion, the shareholder must satisfy the eligibility and other conditions for investing in the class into which the conversion is sought (as described in the prospectus). Under certain circumstances, the following other classes are eligible for conversions:

•  Class A shares may be converted into Class F shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse HFD a portion of the CDSC otherwise payable upon the sale of such shares;

•  Class A shares may be converted into Class I shares or Class Y shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse HFD a portion of the CDSC otherwise payable upon the sale of such shares and the conversion is made to facilitate the shareholder's participation in certain fee-based advisory programs or a no-load network or platform, among other reasons consistent with the eligibility requirements of such class;

•  Class C shares may be converted into Class A shares or Class I shares of the same Fund if the shares that you are converting are no longer subject to a CDSC or the financial intermediary agrees to reimburse HFD a portion of the CDSC otherwise payable upon the sale of such shares and the conversion is made to facilitate the shareholder's participation in certain fee-based advisory programs;

•  Class I shares may be converted into Class Y shares or Class F shares; and

•  Class Y shares may be converted into Class F shares.

Not all share classes discussed above may be available for each Fund. Financial intermediaries that are interested in a conversion on behalf of a shareholder should call 1-888-843-7824 to determine whether such feature is available. Please note that (1) both accounts involved in the conversion must be identical, (2) you will need to observe eligibility requirements, and (3) the proper selling agreements must be in place. In addition, the financial intermediary must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. In general, conversions of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct conversion transaction. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund conversion. Each Fund reserves the right in its sole discretion to amend or terminate the conversion feature at any time, for any reason.

Addresses

Send Inquiries And Payments To:	Or By Overnight Mail To:	Phone Number:
Hartford Funds P.O. Box 55022 Boston, MA 02205-5022 FAX: 1-888-802-0039	Hartford Funds 30 Dan Road, Suite 55022 Canton, MA 02021-2809	1-888-843-7824 or contact your financial intermediary or plan administrator for instructions and assistance.

Valuation of Shares

The net asset value per share (NAV) is determined for each class of each Fund's shares as of the close of regular trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m. Eastern Time) (the "NYSE Close") on each day that the Exchange is open ("Valuation Date"). If the Exchange is closed due to weather or other extraordinary circumstances on a day it would typically be open for business, each Fund may treat such day as a typical business day and accept purchase and redemption orders and calculate each Fund's NAV in accordance with applicable law. The net asset value for each class of shares of each Fund is determined by dividing the value of the Fund's net assets attributable to a class of shares by the number of shares outstanding for that class. Information that becomes known to a Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund's portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Boards of the Hartford Mutual Funds and the Hartford Mutual Funds II. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund's portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade, do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by each Board in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests) and non-exchange traded derivatives held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Boards. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter ("OTC") markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Boards.

Buy and Sell Prices

When you buy shares, you pay the NAV plus any applicable sales charges. When you sell shares, you receive the NAV less any applicable sales charges.

Execution of Requests

Each Fund is open on those days when the Exchange is open, typically Monday through Friday. Buy and sell requests are executed at the next NAV calculated after your request is received, if your order is in "good order" (has all required information), by the transfer agent, authorized broker-dealers or their authorized designee, or third-party administrators. You may buy and sell shares of each Fund on the web, by telephone, by wire or by mail. You may exchange your shares by telephone, on the web, or by mail. Note that requests to buy, sell or exchange shares by mail must be sent to the P.O. box at the address provided elsewhere in this Proxy Statement and will be sent from that address to the transfer agent for processing. Your request will be priced at the next NAV calculated after the transfer agent receives the request rather than after the request arrives at the P.O. box.

At times of peak activity, it may be difficult to place requests by phone. During these times, visit www.hartfordfunds.com or consider sending your request in writing.

For shareholders that hold accounts with financial intermediaries, each Fund typically expects to pay sale proceeds to a redeeming shareholder's account within 1 – 3 business days following receipt of the shareholder redemption order. For sale proceeds that are paid directly to a shareholder with respect to accounts held directly with the transfer agent, each Fund typically expects to pay sales proceeds, by electronic funds transfer, wire or by mailing a check, to redeeming shareholders within 1 business day, following receipt of the shareholder redemption order. Payment of redemption proceeds may take longer than the time each Fund typically expects and may take up to seven days as permitted by the 1940 Act. The Fund may suspend the right of redemption for longer than seven days only as allowed by federal securities laws.

Under normal market conditions, each Fund expects to meet redemption orders by using a combination of cash and cash equivalents holdings (including cash flows into the Fund) and/or by the sale of portfolio investments, although each Fund reserves the right to use borrowings and interfund lending. In unusual or stressed market conditions or as HFMC determines to be appropriate, each Fund may use borrowings (such as the Fund's line of credit or through reverse repurchase agreements) to meet redemption requests. Each Fund may also use its custodian overdraft facility to meet redemptions, if necessary. Hartford Mutual Funds and Hartford Mutual Funds II recently received an exemptive order (the "Interfund Lending Order") from the SEC for each Fund under which the Fund is permitted to engage in interfund lending. To the extent the applicable Board authorizes the implementation of an interfund lending facility pursuant to the terms of the Interfund Lending Order, each Fund may engage in interfund lending to meet redemption requests during unusual or stressed market conditions. As of March 1, 2018, each Fund does not engage in interfund lending.

Requests in "Good Order"

All purchase and redemption requests must be received by a Fund in "good order." This means that your request must include:

•  Name, date of birth, residential address, and social security number.

•  The Fund name, share class and account number.

•  The amount of the transaction (in dollars or shares).

•  Signatures of all owners exactly as registered on the account (for mail requests).

•  Medallion signature guarantee or Signature Validation Program stamp (if required).

•  Any supporting legal documentation that may be required.

Frequent Purchases and Redemptions of Fund Shares

The Hartford Funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements (market timing). Frequent purchases and redemptions of Fund shares by a Fund's shareholders can disrupt the management of a Fund, negatively affect a Fund's performance, and increase expenses for all Fund shareholders. In particular, frequent trading (i) can force a Fund's portfolio manager to hold larger cash positions than desired instead of fully investing all the Fund's assets, which can result in lost investment opportunities; (ii) can cause unplanned and inopportune portfolio turnover in order to meet redemption requests; (iii) can increase broker-dealer commissions and other transaction costs as well as administrative costs for the Fund; and (iv) can trigger taxable gains for other shareholders. Also, some frequent traders engage in arbitrage strategies, by which these traders seek to exploit pricing anomalies that can occur when a Fund invests in securities that are thinly traded (for example, some high yield bonds and small capitalization stocks) or are traded primarily in markets outside of the United States. Frequent traders, and in particular those using arbitrage strategies, can dilute a Fund's NAV for long-term shareholders.

If you intend to trade frequently or use market timing investment strategies, you should not purchase the Hartford Funds.

Each of the Boards have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Hartford Funds' policy is to discourage investors from trading in the Funds' shares in an excessive manner that would be harmful to long-term investors and to make reasonable efforts to detect and deter excessive trading. Each Fund reserves the right to reject any purchase order at any time and for any reason, without prior written notice. Each Fund also reserves the right to revoke the exchange privileges of any person at any time and for any reason. In making such determinations, a Fund may consider an investor's trading history in any of the Hartford Funds, including the person's trading history in any accounts under a person's common ownership or control. No system for the prevention and detection of market timing and other abusive trading activities can be expected to identify, address or eliminate all such activities in Fund shares.

It is the policy of the Funds to permit only two "substantive round trips" by an investor within any single Hartford Fund within a 90-day period.

A substantive round trip is a purchase of or an exchange into a Hartford Fund and a redemption of or an exchange out of the same Hartford Fund in a dollar amount that the Funds' transfer agent determines, in the reasonable exercise of its discretion, could adversely affect the management of the Fund. When an additional purchase or exchange change order request for a Fund is received within the 90-day period, the requested transaction shall be rejected (unless such transaction was a transaction in an omnibus account that was identified, in accordance with the procedures described below, after it had already occurred). In addition, the person requesting such transaction shall be deemed an "Excessive Trader." All exchange and purchase privileges of an Excessive Trader shall be suspended within such Fund for the first violation of the policy for a period of 90 days. For a second violation of the policy, the exchange and purchase privileges of the Excessive Trader shall be suspended indefinitely. If an Excessive Trader makes exchanges through a registered representative, in appropriate circumstances the Funds' transfer agent may terminate the registered representative's exchange and purchase privileges in Hartford Funds. The frequent trading limitations do not apply to the following: (1) any transaction not initiated by a shareholder or their registered representative; (2) transactions that are part of a systematic program; (3) automatic programs offered by the Funds, such as dollar cost averaging, dividend diversification and systematic withdrawals; (4) transactions of $1,000 or less; and (5) transactions that a Fund, in its discretion, determines are not abusive or harmful.

The Hartford Funds' policies for deterring frequent purchases and redemptions of Fund shares by a Fund shareholder are intended to be applied uniformly to all Fund shareholders to the extent practicable. Some financial intermediaries, such as broker-dealers, investment advisors, plan administrators, and third-party transfer agents, however, maintain omnibus accounts in which they aggregate orders of multiple investors and forward the aggregated orders to the Funds. Because the Funds receive these orders on an aggregated basis and because these omnibus accounts may trade with numerous fund families with differing market timing policies, the Funds are limited in their ability to identify or deter Excessive Traders or other abusive traders. The Hartford Funds' procedures with respect to omnibus accounts are as follows: (1) Where the Funds' transfer agent is provided individual shareholder level transaction detail on a daily basis, the Funds' transfer agent shall monitor the daily trade activity of individual shareholders and apply the Policy. (2) Where the Funds' transfer agent is not provided individual shareholder level transaction detail on a daily basis, the Funds' transfer agent shall monitor the accounts at an omnibus level and apply detection tools designed to determine whether shareholder transactions violating the Policy may be occurring. In such cases, the Funds' transfer agent shall request and evaluate individual shareholder level transaction detail and seek to impose restrictions in accordance with the Policy. The Funds' ability to identify and deter frequent purchases and redemptions of a Fund's shares through omnibus accounts is limited, and the Funds' success in accomplishing the objectives of the policies concerning frequent purchases and redemptions of Fund shares in this context depends significantly upon the cooperation of the financial intermediaries. In addition to the foregoing, the Funds' transfer agent also employs a process for reviewing certain large transactions in the Funds and may restrict trading as a result of its review.

The use of fair value pricing can serve both to make Hartford Funds less attractive to market timers and to reduce the potential adverse consequences to other investors of market timing or abusive trading. Certain market timers may seek to take advantage of pricing anomalies that can occur in Fund shares resulting from the manner in which the NAV of the Funds' shares is determined each day. Frequent trading in Fund shares can dilute the value of long-term shareholders' interests in a Fund if the

Fund calculates its NAV using closing prices that are no longer accurate. Funds that invest in overseas markets or that invest in securities of smaller issuers or thinly traded securities are more susceptible to this activity. Hartford Funds' pricing procedures, particularly those procedures governing the determination of the "fair value" of securities for which market prices are not readily available (or are unreliable) for foreign securities, may serve as a deterrent against harmful excessive trading in fund shares. For additional information concerning Hartford Funds' fair value procedures, please refer to "Valuation of Shares."

Hartford Funds reserves the right to modify this policy, including any surveillance procedures established from time to time to effectuate this policy, at any time without notice. Hartford Funds, HFMC, and/or the Funds' transfer agent shall not be liable for any loss resulting from rejected purchase orders or exchanges.

Certificated Shares

Shares are electronically recorded and share certificates are not issued.

Account Closings

There may be instances in which it is appropriate for your account to be closed. Your account could be closed if: (i) your identity cannot be verified or you fail to provide a valid SSN or TIN; (ii) the registered address of your account is outside of the United States or in a U.S. jurisdiction in which the Fund shares are not registered; (iii) transactions in your account raise suspicions of money laundering, fraud or other illegal conduct; (iv) shares purchased are not paid for when due; (v) your account does not meet the qualifications for ownership for the particular class of shares held in your account; (vi) maintenance of your account jeopardizes the tax status or qualifications of the Funds; (vii) your account balance falls to $1,000 or less and you fail to bring the account above $1,000 within thirty (30) days of notification; (viii) there is a change in your broker of record, for example your broker is no longer able to sell Fund shares; or (ix) closing the account is determined to be in the best interests of the Fund.

Sales in Advance of Purchase Payments

When you place a request to sell shares for which the purchase money has not yet been collected, the request will be executed in a timely fashion, but the Fund will not release the proceeds to you until your purchase payment clears. This may take up to 5 business days after the purchase.

Special Redemptions

Although each Fund would not normally do so, each Fund has the right to pay the redemption price of shares of the Fund in whole or in part in portfolio securities constituting the shareholder's proportionate share of the current assets of the Fund rather than cash. When the shareholder sells portfolio securities received in this fashion, transaction costs would be incurred. Prior to such sale, the shareholder would be exposed to market risk. Any such securities would be valued for the purposes of making such payment at the same value as used in determining a Fund's net asset value. Each Fund, however, always redeems shares solely in cash up to the lesser of $250,000 or 1.00% of the net asset value of the Fund during any 90 day period for any one account.

Abandoned Property

It is the responsibility of the shareholder to keep the shareholder's account(s) active and to provide Hartford Funds with a current and correct address for the shareholder's account(s). An out-of-date or incorrect address may cause a shareholder's account statements and other mailings to be returned to Hartford Funds. Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property if no shareholder initiated activity occurs in the account within the time frame specified by the state law. Hartford Funds will not be liable to a shareholder or a shareholder's financial intermediary for good faith compliance with state unclaimed or abandoned property (escheatment) laws.

To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices. If you do not hold your shares directly with a Fund, you should contact your financial intermediary, retirement plan or other third party intermediary regarding applicable state escheatment laws.

Escheatment laws vary by state, and states have different criteria for defining inactivity and unclaimed or abandoned property. Hartford Funds strongly encourages you to keep your account active and up-to-date. Depending on laws in your jurisdiction, you may assist us in safeguarding your investments for accounts directly held with Hartford Funds by at least once a year: (i) logging in to your account at http://www.hartfordfunds.com and viewing your account information; (ii) calling Hartford Funds at 1-888-843-7824 for an account balance or speaking with a customer service representative at the same phone number after you go through a security verification process; and (iii) taking action on letters received in the mail from Hartford Funds concerning account inactivity, outstanding checks and/or escheatment or abandoned property and promptly following the directions in such letters. Residents of certain states may designate a representative to receive escheatment or abandoned property notices regarding

Fund shares. For more information, please contact your financial adviser. Please be advised that simply visiting the above Hartford Funds website or making contact by phone may not establish sufficient contact for purposes of escheatment laws in certain states. Check with your state of residence for specifics.

Payment Requirements

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks and made payable to Hartford Funds. You may not purchase shares with a starter or third party check.

If your check does not clear, your purchase will be canceled and you will be liable for any losses or fees that a Fund or HFD has incurred.

Certain broker-dealers and financial institutions may enter confirmed purchase orders with the Funds on behalf of customers with payment to follow within the customary settlement period. If payment is not received by that time, the order will be canceled and the broker-dealer or financial institution will be held liable for the resulting fees or losses.

Account Statements and Duplicate Copies of Materials to Households

You will receive account and tax information statements, if applicable, from your financial intermediary pursuant to its policies or from the transfer agent, depending on how your shares are held with a Fund. If you receive account statements from the transfer agent, you may request copies of annual account summaries by calling 1-888-843-7824. A $20 fee may be charged for account summaries older than the preceding year.

Generally, each Fund will mail only one copy of each prospectus, annual report, semi-annual report and proxy statement to shareholders having the same last name and address on the Fund's records. The consolidation of these mailings, called householding, benefits each Fund through reduced mailing expenses. If you hold your account directly with the Funds' transfer agent and you want to receive multiple copies of these materials, you may call us at 1-888-843-7824 or notify us in writing. Individual copies of prospectuses, reports and proxy statements will be sent to you commencing within 30 days after we receive your request to stop householding for accounts directly held with the Funds' transfer agent. If your account is not held directly with the Funds' transfer agent, please contact your financial intermediary for more information.

Additional Investor Services — Class A and Class C Shares

Contact your financial intermediary to determine if you are eligible for any additional investor services. The following outlines the additional investor services for accounts that are directly held with the Fund's transfer agent:

•  Automatic Investment Plan (AIP) lets you set up regular investments from your bank account to a Fund. You determine the frequency and amount of your investments, and you can terminate your program at any time. To establish, complete the appropriate parts of your account application, or if this is an IRA account, complete the "Mutual Funds Automatic Investment Form." If you are using AIP to open an account, you must invest a minimum initial investment of $250 into a Fund and invest a minimum of $50 per month into the Fund.

•  Systematic Withdrawal Plan (SWP) may be used for routine bill payments or periodic withdrawals from your account. To establish, make sure you have at least $5,000 worth of shares in your account and that the amount per transaction is $50 or more. Also, make sure you are not planning to invest more money in this account (buying shares of a Fund during a period when you are also selling shares of the Fund is not advantageous to you, because of sales charges). Specify the payee(s), who may be yourself or any other party. There is no limit to the number of payees you may have. A Medallion signature guarantee is required if the payee is someone other than the registered owner. Determine the schedule (monthly, quarterly, semi-annually, annually or in certain selected months) and fill out the relevant part of the account application. To add a systematic withdrawal plan to an existing account, contact your financial intermediary or the transfer agent.

•  Dollar Cost Averaging Programs (DCA) let you set up monthly or quarterly exchanges from a Fund to the same class of shares of another Hartford Fund. To establish, complete the appropriate parts of your account application or the "Mutual Fund Dollar Cost Averaging Form." Be sure that the amount is for $50 or more and that the accounts involved have identical registrations.

•  Automatic Dividend Diversification (ADD) lets you automatically reinvest dividends and capital gains distributions paid by a Fund into the same class of another Hartford Fund. To establish, fill out the relevant portion of the account application and be sure that the accounts involved have identical registrations.

•  Systematic Exchange lets you automatically transfer money from a share class of a Fund to the same share of another Hartford Fund.

Hartford Funds may stop your AIP, SWP, DCA Program or Systematic Exchange if we are unable to obtain an accurate address for your account.

Uncashed Checks Issued on Your Account

Each Fund reserves the right to reinvest any amounts (e.g., dividends, distributions or redemption proceeds) that you have elected to receive by check should your check remain uncashed for more than 180 days. No interest will accrue on amounts represented by uncashed checks. Your check will be reinvested in your account at the NAV on the day of the reinvestment. When reinvested, those amounts are subject to the risk of loss like any Fund investment. If you elect to receive distributions in cash and a check remains uncashed for more than 180 days, your cash election may be changed automatically to reinvest and your future dividend and capital gains distributions will be reinvested in the Fund at the NAV as of the date of payment of the distribution. This provision may not apply to certain retirement or qualified accounts, accounts with a non-U.S. address or closed accounts. Your participation in a systematic withdrawal program may be terminated if a check remains uncashed.

Retirement Plans and Certain Other Accounts — Hartford Funds are available through a range of retirement plans, including traditional, Roth, SIMPLE and SEPs IRAs and 401(k) plans. Using these plans, you can invest in any Hartford Fund. Minimum investment amounts may apply. To find out more, call 1-888-843-7824.

If you open a retirement account (including traditional, Roth, SIMPLE, or SEPs IRAs, and 403(b) Accounts) or Coverdell Education Savings Account ("Coverdell Account") through Hartford Funds, UMB Bank, n.a. will serve as the custodian of that account. Retirement accounts and Coverdell Accounts are charged an annual maintenance fee (up to $25) that is paid to UMB Bank, n.a., HASCO and/or certain other Fund service providers. These fees are in addition to the fees and expenses that you pay for investing in the Funds (set forth in each Fund's fees and expenses table). Please refer to the Custodial Agreement & Disclosure Statement for your retirement account or Coverdell Account for information on applicable annual maintenance fees.

Cyber Security

A Fund and its service providers' use of internet, technology and information systems may expose the Fund to potential risks linked to cyber security breaches of those technological or information systems. Cyber security breaches, amongst other things, could allow an unauthorized party to gain access to proprietary information, customer data, or fund assets, or cause a Fund and/or its service providers to suffer data corruption or lose operational functionality. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulator fines or financial losses and/or cause reputational damage.

Distribution Arrangements

HFD, a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA"), serves as the principal underwriter for each Fund pursuant to an Underwriting Agreement approved by the applicable Board. Shares of the Funds are continuously offered and sold by selected broker-dealers pursuant to selling agreements with HFD, and such broker-dealers may in turn designate and authorize other financial intermediaries to offer and sell Fund shares. Except as discussed below, HFD (and not the Funds) bears the expenses of providing services pursuant to the Underwriting Agreement, including the payment of expenses relating to the distribution of prospectuses for sales purposes, as well as any other advertising or sales literature. HFD is not obligated to sell any specific amount of Fund shares.

Hartford Mutual Funds and Hartford Mutual Funds II, on behalf of the Funds, have adopted a separate distribution plan (the "Plan") for each of the Class A, Class T, and Class C shares of the Funds pursuant to the approval of the Boards in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable FINRA rule regarding asset-based sales charges.

Distribution Plans

Each of the applicable Boards has approved the adoption of a Plan pursuant to Rule 12b-1 under the 1940 Act for Class A, Class T and Class C shares. Under a Plan, Class A, Class T, and Class C shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Total compensation under a Plan may not exceed the maximum cap imposed by FINRA with respect to asset-based sales charges. Distribution fees paid to HFD may be spent on any activities or expenses primarily intended to result in the sale of the respective Fund's shares. Under a Plan, each Fund pays HFD the entire fee, regardless of HFD's expenditures. Even if HFD's actual expenditures exceed the fee payable to HFD at any given time, a Fund will not be obligated to pay more than that fee. If HFD's actual expenditures are less than the fee payable to HFD at any given time, HFD may realize a profit from the arrangement.

Class A Plan — Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

Class T Plan — Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses.

Class C Plan — Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares.

Payments to Financial Intermediaries and Other Entities

This section includes additional information about different types of compensation paid by HFD and/or its affiliates to other entities with respect to the Hartford Funds.

HFMC, HFD and/or their affiliates and the Hartford Funds make a variety of payments to broker-dealers and financial institutions ("Financial Intermediaries") that sell the shares of the Hartford Funds, and/or Financial Intermediaries and other intermediaries that provide services ("Servicing Intermediaries") to the Hartford Funds. These payments may vary from one product to another. For this reason, (1) if your Financial Intermediary receives greater payments with respect to the Hartford Funds than it receives with respect to other products, it may be more inclined to sell you shares of a Hartford Fund rather than another product and/or (2) if your Servicing Intermediary (which may also be your Financial Intermediary) receives greater payments with respect to the Hartford Funds, such payments may create an incentive for the Servicing Intermediary to favor the Hartford Funds rather than other fund companies or investment products for which it may receive a lower payment. You may contact your Financial Intermediary or Servicing Intermediary if you want additional information regarding any Additional Payments or Servicing Payments it receives.

Payments Made From Fund Assets.

•  Commissions and Rule 12b-1 Payments. HFD and/or its affiliates pay sales commissions and Rule 12b-1 fees to Financial Intermediaries out of assets that HFD and/or its affiliates receive from the Hartford Funds. The SAI includes information regarding these commission and Rule 12b-1 payments by share class.

•  Administrative Fees to Servicing Intermediaries. HFD and/or its affiliates make payments to Servicing Intermediaries that provide sub-accounting, administrative and/or shareholder processing services to the Hartford Funds ("Administrative Fees"). Such payments may be made out of 12b-1, administrative and/or transfer agent fees that HFD and/or its affiliates receive from the Hartford Funds. Depending upon the particular share class and/or contractual arrangement with a Servicing Intermediary, these payments may be calculated based on average net assets of the Hartford Funds that are serviced by the Servicing Intermediary, or on a per account basis. The SAI includes information regarding Fund expenses and distribution arrangements.

Payments Made by HFMC and/or its Affiliates. As explained in more detail below under the sections entitled "Additional Payments to Financial Intermediaries" and "Servicing Payments to Servicing Intermediaries," HFMC and/or its affiliates make payments out of their own assets and not as an expense to or out of the assets of the Funds to (1) Financial Intermediaries to encourage the sale of Hartford Funds' shares ("Additional Payments") and/or (2) Servicing Intermediaries as additional compensation for sub-accounting, administrative and/or shareholder processing services ("Servicing Payments").

•  Additional Payments to Financial Intermediaries. The amount of any Additional Payments made by HFMC and/or its affiliates to a Financial Intermediary is generally based on one or more of the following criteria: (i) the average net assets of the Hartford Funds that are attributed to that Financial Intermediary; (ii) the amount of Hartford Fund assets held for over one year by customers of that Financial Intermediary; (iii) the amount of Hartford Fund shares sold through that Financial Intermediary; and (iv) the mix of equity and fixed income funds sold through that Financial Intermediary. The annual amount of Additional Payments made to any one Financial Intermediary is normally not expected to exceed 0.16% of the average net assets of the Hartford Funds that are attributed to that Financial Intermediary. For the calendar year ended December 31, 2017, HFMC and its affiliates incurred approximately $49.3 million in total Additional Payments to Financial Intermediaries.

Additional Payments to Financial Intermediaries, including those listed in the SAI, may be used for various purposes and take various forms, including but not limited to:

(1)  Payments for putting the Hartford Funds on a Financial Intermediary's list of mutual funds available for purchase by its customers;

(2)  Payments for including the Hartford Funds within a group that receives special marketing focus or placing the Hartford Funds on a "preferred list";

(3)  "Due diligence" payments for a Financial Intermediary's examination of Hartford Funds and payments for providing extra employee training and information relating to Hartford Funds;

(4)  "Marketing support fees" for providing assistance in promoting the sale of Hartford Fund shares;

(5)  Sponsorships of sales contests and promotions where participants receive prizes such as travel awards, merchandise, cash or recognition;

(6)  Provision by a Financial Intermediary of sales-related data to HFMC and/or its affiliates;

(7)  Provision of educational programs, including information and related support materials;

(8)  Provision of computer hardware and software; and

(9)  Occasional meals and entertainment, tickets to sporting events, nominal gifts and travel and lodging (subject to applicable rules and regulations).

As of January 1, 2018, HFMC and/or its affiliates pay or have entered into ongoing contractual arrangements to pay Additional Payments to the Financial Intermediaries listed below: AIG Advisors Group, Inc. (FSC Securities Corp., Royal Alliance Associates, Inc., Sagepoint Financial, and Woodbury Financial Services); Ameriprise Financial Services, Inc.; BancWest Investment Services; Cadaret Grant & Co., Inc.; Cambridge Investment Research Inc.; CCO Investment Services Corp.; Charles Schwab & Co., Inc.; Citigroup Global Markets, Inc.; Commonwealth Financial Network; CUSO Financial Services, L.P.; Edward D. Jones & Co.; Frost Brokerage Services, Inc.; GWFS Equities, Inc.; H.D. Vest Investment Services.; Hilliard Lyons; Huntington Investment Co.; Invest Financial Corporation; Investment Centers of America; Investment Professionals, Inc.; Janney Montgomery Scott; JPMorgan Securities LLC; Lincoln Financial Advisors Group; LPL Financial Corp.; M&T Securities Inc.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mid Atlantic Capital Corporation; Morgan Stanley Smith Barney; National Financial Services; National Planning Corporation; Newbridge Securities; NEXT Financial Group, Inc.; Northwestern Mutual Investment Services, LLC; Oppenheimer & Co, Inc.; Pershing LLC; Raymond James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Robert W. Baird; Schroder Fund Advisors LLC; SII Investments Inc.; Stifel, Nicolaus & Company, Inc.; Summit Brokerage Services; TD Ameritrade Trust Company; UBS Financial Services Inc.; U.S. Bancorp Investments Inc.; U.S. Bank, N.A.; Voya Financial; and Wells Fargo. HFMC and/or its affiliates may in the future enter into similar ongoing contractual arrangements with other Financial Intermediaries. Financial Intermediaries that received Additional Payments in 2017 of at least $500 in value for items such as sponsorship of meetings, education seminars and travel and entertainment, but may not have an ongoing contractual relationship with HFMC or one of its affiliates, are listed in the SAI.

•  Servicing Payments to Servicing Intermediaries. HFMC, Hartford Administrative Services Company ("HASCO") and/or their affiliates pay Servicing Payments to Servicing Intermediaries. The amount of the Servicing Payments is generally based on average net assets of the Hartford Funds that are serviced by a Servicing Intermediary. With certain limited exceptions, the annual amount of Servicing Payments made to any specific Servicing Intermediary is not expected to exceed 0.25% of the average net assets of the Hartford Funds that are serviced by that Servicing Intermediary. For the year ended December 31, 2017, the HFMC, HASCO and/or their affiliates incurred approximately $8.7 million in total Servicing Payments and these Servicing Payments did not exceed $2.3 million for any one Servicing Intermediary.

As of January 1, 2018, HFMC, HASCO and/or their affiliates pay or have entered into ongoing contractual arrangements to pay Servicing Payments to the following entities: 401k ASP, Inc.; ADP Broker Dealer, Inc.; Alerus Financial; Ameriprise Financial Services, Inc.; Ascensus, Inc.; Benefit Plans Administrative Services, LLC; Benefit Trust Co.; BenefitStreet, Inc.; Charles Schwab; Companion Life Insurance Company; CPI Qualified Plan Consultants, Inc.; Daily Access Corp.; Digital Retirement Solutions; Edward D. Jones & Co; Expert Plan, Inc.; Fidelity; Gold Trust Company; Goldman Sachs & Co.; Great-West Financial Retirement Plan Services, LLC; GWFS Equities, Inc.; Hewitt Associates LLC; ICMA Retirement Corporation; International Clearing Trust Company; John Hancock Trust Company; Lincoln Retirement Services Company, LLC; LPL Financial Corp.; Massachusetts Mutual Life Insurance Company; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Mercer HR Services, LLC; Mid Atlantic Capital Corporation; Minnesota Life Insurance Company; Morgan Stanley Smith Barney; MSCS Financial Services, LLC; Nationwide Financial Services, Inc.; Newport Group; NYLife Distributors, LLC.; Plan Administrators, Inc.; Pershing LLC; Principal Life Insurance Company; Prudential Insurance Company of America; Qualified Benefits Consultants; Raymond

James & Associates Inc. and Raymond James Financial Services, Inc.; RBC Capital Markets Corporation; Reliance Trust Company; Standard Insurance Company; Standard Retirement Services, Inc.; Stifel Nicolaus & Company, Inc.; T. Rowe Price Retirement Plan Services, Inc. & T. Rowe Price Investment Services, Inc.; TD Ameritrade Trust Company; Teachers Insurance and Annuity Association of America; The Retirement Plan Company, LLC; The Vanguard Group; Transamerica Retirement Solutions; United of Omaha Life Insurance Company; Valic Retirement Services Company; Voya Financial; Wells Fargo; Wilmington Trust; and Xerox HR Solutions. HFMC, HASCO and/or their affiliates may in the future enter into similar arrangements with other Servicing Intermediaries.

FUND DISTRIBUTIONS AND TAX MATTERS

Dividends and Distributions

Each Fund intends to distribute substantially all of its net investment income and capital gains to shareholders at least once a year. Capital gains of each Fund are normally declared and paid annually. Dividends from net investment income of each Fund are normally declared and paid as follows:

Fund	Declaration Frequency of Net Investment Income	Payment Frequency of Net Investment Income
Acquired Fund	Daily	Monthly
Acquiring Fund	Daily	Monthly

Notwithstanding the foregoing, the Boards for each Fund have delegated authority to the Fund's Treasurer to reduce the frequency with which dividends are declared and paid and to declare and make payments of long-term capital gains as permitted or required by law or in order to avoid tax penalties. Further, each Fund reserves the right to change its dividend distribution policy at the discretion of its Board. Unless shareholders specify otherwise, all dividends and distributions received from a Fund are automatically reinvested in additional full or fractional shares of that Fund.

If a purchase order is placed through a broker, dealer or other financial firms authorized to settle through the National Securities Clearing Corporation (the "NSCC"), the purchase order will begin accruing dividends on the NSCC settlement date or as agreed upon and as allowed by applicable law.

Unless your investment is in a tax-deferred account, you may want to avoid buying shares shortly before a Fund pays a dividend. The reason? If you buy shares when a Fund has realized but not yet distributed taxable income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable dividend. Before investing you may want to consult your tax advisor.

If you elect to receive dividends in cash, you will only receive a check if the dividend amount exceeds $10. If the dividend is $10 or less, the amount will automatically be reinvested in the Fund. If you would like to receive cash dividends, regardless of the amount, you can establish an electronic funds transfer to your bank. For assistance in establishing electronic funds transfer transactions, please call 1-888-843-7824.

Taxes on Distributions

The Funds intend to meet certain federal tax requirements so that distributions of tax exempt income may be treated as exempt-interest dividends. These dividends are not subject to regular federal income tax. However, each Fund may invest a portion of its assets in tax-exempt obligations subject to the Alternative Minimum Tax. Any portion of exempt-interest dividends attributable to interest on these obligations may increase some shareholders' Alternative Minimum Tax. Each Fund expects that its distributions will consist primarily of exempt-interest dividends. Each Fund's exempt-interest dividends may be subject to state or local taxes. Distributions paid from any interest income that is not tax-exempt and from any short-term or long-term capital gains will be taxable whether you reinvest those distributions or receive them in cash.

Tax exempt income received by a tax-deferred retirement account will generally be taxable when distributed from the tax-deferred retirement account. As a result, any retirement plan investor should consider whether a Fund is an appropriate investment. Tax-exempt income is included when determining whether Social Security and railroad retirement benefits are taxable.

Taxability of Dividends

Unless your shares are held in a tax-advantaged account, dividends and distributions you receive from a Fund, whether reinvested or taken as cash, are generally considered taxable. Distributions from a Fund's long-term capital gains are taxable as long-term capital gains, regardless of how long you held your shares. Distributions from short-term capital gains and from ordinary income (other than certain qualified dividend income) are generally taxable as ordinary income. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the Fund. A portion of dividends from ordinary income may qualify for the dividends-received deduction for corporations. Distributions from certain qualified dividend income generally are taxable to individuals at the same rates that apply to long-term capital gains, if certain holding period and other requirements are met. The maximum individual rate applicable to "qualified dividend income" and long-term capital gains is currently generally either 15% or 20%, depending on whether the individual's income exceeds certain threshold amounts.

An additional 3.8% Medicare tax is imposed on certain net investment income (including taxable distributions received from a Fund and net gains from redemptions of Fund shares) of individuals, estates and trusts to the extent that such person's gross income, with certain adjustments, exceeds certain threshold amounts.

Some dividends paid in January may be taxable as if they had been paid the previous December. Dividends and capital gains distributed by each Fund to tax-deferred retirement plan accounts are not taxable currently.

Taxability of Transactions

Unless your shares are held in a tax-advantaged account, any time you sell or exchange shares, it is considered a taxable event for you. You may have a capital gain or a loss on the transaction that will be long-term or short-term, depending upon how long you held your shares. You are responsible for any tax liabilities generated by your transactions. Any loss realized upon the sale or exchange of Fund shares that you held for less than six months may be disallowed to the extent of any distributions treated as exempt-interest dividends with respect to such shares. Consult your tax advisor if you sell shares held for less than six months at a loss after receiving a long-term capital gain distribution from a Fund.

Under certain limited circumstances, a shareholder may be able to exchange one class of shares for another class of shares of the same Fund. In general, exchanges of one share class for a different share class of the same Fund should not result in the realization by the investor of a taxable capital gain or loss for U.S. federal income tax purposes, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If the exchange results in a CDSC or sales charge, Fund shares may be redeemed to pay the charge, and that redemption would be taxable. Shareholders should consult their tax advisors as to the federal, state, local and non-U.S. tax consequences of an intra-fund exchange.

Exchanges within a tax-deferred retirement plan account will not result in a capital gain or loss for federal or state income tax purposes. With limited exceptions, distributions from a retirement plan account are taxable as ordinary income.

Additional Information

A Fund may be required to withhold U.S. federal income tax (currently, at the rate of 24%) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. federal income tax liability. IRS Regulations require each Fund to report to the IRS and furnish to shareholders the cost basis information and holding period for Fund shares purchased on or after January 1, 2012, and sold on or after that date. Each Fund will permit shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, each Fund will use the average cost method with respect to that shareholder. To elect a cost basis method other than the default method average cost, your request must be received in writing by completing the appropriate part of your account application, by completing "Cost Basis Method Election for Non-Qualified Mutual Fund Accounts" or submitted through our website at www.hartfordfunds.com. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, or if at least 50% of the value of the Fund's total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, the Fund will be eligible to file an election with the IRS that would generally enable its shareholders to benefit from any foreign tax credit or deduction available for any foreign taxes the Fund pays. Pursuant to this election, a shareholder will be required to include in gross income (in addition to dividends actually received) its pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct its pro rata share of the foreign taxes in computing its taxable income or to use the amount as a foreign tax credit against its U.S. federal income tax liability (subject to certain holding period and other requirements). The consequences of such an election are discussed in more detail in the SAI.

Each Fund will generally be required to withhold U.S. federal income tax at the rate of 30% of all taxable distributions to you if you are a non-resident alien or foreign entity and there is no applicable tax treaty or if you are claiming reduced withholding under a tax treaty and you have not properly completed and signed the appropriate IRS Form W-8. You also must complete and send to us the appropriate IRS Form W-8 to certify your foreign status. Provided that the appropriate IRS Form W-8 is properly completed, long-term capital gains distributions and proceeds of sales are not subject to withholding for foreign shareholders.

Each Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends and (effective January 1, 2019) redemption proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.

Distributions from each Fund may also be subject to state, local and foreign taxes. You should consult your own tax advisor regarding the particular tax consequences of an investment in a Fund.

This section summarizes some of the consequences under current Federal tax law of an investment in each Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds under all applicable tax laws.

FINANCIAL HIGHLIGHTS

The financial highlights table for the Acquiring Fund is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Acquiring Fund share. The total returns in the table represent the rate that an investor would have earned, or lost, on an investment in the Acquiring Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended October 31, 2017, October 31, 2016, October 31, 2015, October 31, 2014 and October 31, 2013 has been derived from the financial statements audited by Ernst & Young LLP, the Acquiring Fund's independent registered public accounting firm, whose report, along with the Acquiring Fund's financial statements and financial highlights, is included in the Acquiring Fund's annual report, which is available upon request. The financial highlights for the Acquired Fund for the fiscal year ended October 31, 2017, which are included in the Acquired Fund's Prospectus and incorporated herein by reference, have been audited by Ernst & Young LLP, the Acquired Fund's independent registered public accounting firm, whose report, along with the Acquired Fund's financial statements and financial highlights, is included in the Acquired Fund's annual report, which is available upon request.

Acquiring Fund

	– Selected Per-Share Data(1) –								– Ratios and Supplemental Data –
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Returns of Capital	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
For the Year Ended October 31, 2017
A	$8.69	$0.22	$(0.09)	$0.13	$(0.22)	$—	$—	$(0.22)	$8.60	1.50%	$251,143	0.68%	0.68%		2.53%	23%
C	8.69	0.15	(0.09)	0.06	(0.15)	—	—	(0.15)	8.60	0.73	100,507	1.44	1.44		1.77	23
I	8.71	0.24	(0.10)	0.14	(0.24)	—	—	(0.24)	8.61	1.63	302,855	0.44	0.44		2.77	23
F(7)	8.46	0.16	0.15	0.31	(0.16)	—	—	(0.16)	8.61	3.69 (5)	25,280	0.39 (6)	0.39	(6)	2.77 (6)	23
For the Year Ended October 31, 2016
A	$8.53	$0.21	$0.16	$0.37	$(0.21)	$—	$—	$(0.21)	$8.69	4.40%	$283,275	0.70%	0.70	%(8)	2.44%	22%
B	8.53	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.68	3.50	964	1.51	1.45	(8)	1.74	22
C	8.54	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.69	3.50	127,960	1.46	1.45	(8)	1.69	22
I	8.55	0.23	0.17	0.40	(0.24)	—	—	(0.24)	8.71	4.66	337,900	0.46	0.45	(8)	2.68	22
For the Year Ended October 31, 2015
A	$8.53	$0.24	$—	$0.24	$(0.24)	$—	$—	$(0.24)	$8.53	2.85%	$212,254	0.81%	0.75%		2.82%	21%
B	8.53	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.53	2.08	2,425	1.63	1.51		2.06	21
C	8.54	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.54	2.08	97,729	1.57	1.51		2.07	21
I	8.55	0.26	—	0.26	(0.26)	—	—	(0.26)	8.55	3.10	166,610	0.56	0.50		3.08	21
For the Year Ended October 31, 2014
A	$8.24	$0.25	$0.30	$0.55	$(0.26)	$—	$—	$(0.26)	$8.53	6.70%	$192,531	0.90%	0.85%		3.03%	29%
B	8.23	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.53	6.04	3,216	1.72	1.60		2.30	29
C	8.24	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.54	6.03	91,177	1.66	1.60		2.29	29
I	8.25	0.27	0.31	0.58	(0.28)	—	—	(0.28)	8.55	7.08	102,341	0.65	0.60		3.26	29
For the Year Ended October 31, 2013
A	$8.66	$0.29	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)	$8.24	(1.58)%	$153,818	0.91%	0.91%		3.35%	37%
B	8.66	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.23	(2.44)	4,161	1.72	1.66		2.60	37
C	8.67	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.24	(2.44)	86,844	1.66	1.66		2.60	37
I	8.68	0.31	(0.43)	(0.12)	(0.31)	—	—	(0.31)	8.25	(1.45)	58,996	0.66	0.66		3.60	37

(1)  Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

(2)  Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(3)  Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly.

(4)  Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.

(5)  Not annualized.

(6)  Annualized.

(7)  Commenced operations on February 28, 2017.

(8)  Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44% and 0.44% for Class A, Class B, Class C and Class I, respectively.

INDEX OF APPENDICES

Appendix A: Form of Agreement and Plan of Reorganization

Appendix B: 5% Beneficial Owners of Fund Shares as of April 30, 2018

Appendix C: Intermediary-Specific Sales Charge Waivers and Discounts

Appendix D: Additional Information Applicable to the Acquired Fund and the Acquiring Fund

APPENDIX A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this ___ day of _________, 2018, by The Hartford Mutual Funds, Inc. ("Hartford Mutual Funds") and The Hartford Mutual Funds II, Inc. ("Hartford Mutual Funds II"), each a Maryland corporation (together the "Companies"), with the Companies' principal place of business at 690 Lee Road, Wayne, PA 19087, on behalf of The Hartford Municipal Opportunities Fund ("Acquiring Fund"), a separate series of Hartford Mutual Funds and The Hartford Municipal Real Return Fund ("Acquired Fund"), a separate series of Hartford Mutual Funds II.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended ("Code"). The reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund to the Acquiring Fund in exchange solely for shares of common stock of the Acquiring Fund ("Acquiring Fund Shares") corresponding to the class of outstanding shares of common stock of the Acquired Fund ("Acquired Fund Shares"), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and (3) the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, as provided herein ("Reorganization"), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Acquired Fund and the Acquiring Fund are series of Hartford Mutual Funds II and Hartford Mutual Funds, respectively, each a registered investment company classified as a management company of the open-end type, and the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Directors of Hartford Mutual Funds have determined, with respect to the Acquiring Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

WHEREAS, the Directors of Hartford Mutual Funds II have determined, with respect to the Acquired Fund, that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  Transfer of Assets of the Acquired Fund to the Acquiring Fund in Exchange for Acquiring Fund Shares, the Assumption of all Acquired Fund Liabilities and the Liquidation of the Acquired Fund

1.1.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to sell, assign, convey, transfer and deliver all of the property and assets of the Acquired Fund, as set forth in paragraph 1.2 herein, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class T, Class C, Class I, Class Y and Class F Acquiring Fund Shares determined by dividing the value of the Acquired Fund's net assets with respect to the corresponding class of Acquired Fund Shares, computed in the manner and as of the time and date set forth in paragraph 2.1 herein, by the net asset value of one Acquiring Fund Share of the corresponding class, computed in the manner and as of the time and date set forth in paragraph 2.2 herein; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3 herein. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 herein ("Closing Date").

1.2.  The property and assets of Hartford Mutual Funds II attributable to the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property and assets, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, "Assets"). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3.  The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date. The Acquiring Fund shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, "Liabilities"). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4.  Immediately following the actions contemplated by paragraph 1.1 herein, Hartford Mutual Funds II shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, Hartford Mutual Funds II, on behalf of the Acquired Fund, shall (a) distribute to the Acquired Fund's shareholders of record with respect to each class of its shares as of the Closing as defined in paragraph 3.1 herein ("Acquired Fund Shareholders"), on a pro rata basis within the class, the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1 herein, and (b) completely liquidate. Such distribution and liquidation will be accomplished, with respect to each class of Acquired Fund shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Class A, Class T, Class C, Class I, Class Y and Class F Acquiring Fund Shares to be so credited to the Class A, Class T, Class C, Class I, Class Y and Class F Acquired Fund Shareholders, respectively, shall, with respect to the class, be equal to the aggregate net asset value of the Acquired Fund Shares of the corresponding class owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class T, Class C, Class I, Class Y and Class F Acquired Fund Shares will thereafter represent interests in the corresponding class of Acquiring Fund Shares after the Closing Date, as determined in accordance with paragraph 2.3. The Acquiring Fund shall not issue certificates representing the Class A, Class T, Class C, Class I, Class Y and Class F Acquiring Fund Shares in connection with the Reorganization.

1.5.  Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's Transfer Agent, as defined in paragraph 3.3 herein.

1.6.  Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission ("Commission"), any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.  Valuation

2.1.  The value of the Assets shall be the value of such Assets as of the close of business of the New York Stock Exchange and after the declaration of any dividends on the last business day before the Closing Date (such time and date being hereinafter called the "Valuation Date"), computed using the valuation procedures set forth in the then-current prospectus and statement of additional information with respect to the Acquired Fund and valuation procedures established by Hartford Mutual Funds II's Board of Directors.

2.2.  The net asset value of each Acquiring Fund Share shall be the net asset value per share computed with respect to the corresponding class as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectus and statement of additional information, and valuation procedures established by Hartford Mutual Fund's Board of Directors.

2.3.  The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's Assets shall be determined by dividing the value of the net assets with respect to the Acquired Fund Shares determined using the same valuation procedures referred to in paragraph 2.1 herein, by the net asset value of the corresponding class of Acquiring Fund Shares, determined in accordance with paragraph 2.2 herein.

2.4.  All computations of value shall be made by Hartford Funds Management Company, LLC ("HFMC"), in its capacity as Fund Accountant for the Companies, and shall be subject to confirmation by the Companies' Treasurer.

3.  Closing and Closing Date

3.1.  The Closing Date shall be a date to be determined by an officer of the Companies, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement ("Closing") shall be deemed to take place simultaneously at a time immediately prior to the opening of business on the Closing Date unless otherwise agreed to by the parties. The Closing shall be held at the offices of the Companies.

3.2.  Hartford Mutual Funds II shall direct State Street Bank and Trust Company, as custodian for the Acquired Fund ("Custodian"), to deliver to the Company at the Closing a certificate of an authorized officer of the Custodian stating that the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund within two business days prior to or on the Closing Date. The Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund, as the Custodian also serves as the custodian for the Acquiring Fund. Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to those persons at the Custodian who have primary responsibility for the safekeeping of the assets of the Acquiring Fund as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and of each securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended ("1940 Act"), in which the Acquired Fund's Assets are deposited, the Acquired Fund's Assets deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of Federal funds on the Closing Date.

3.3.  The Companies shall direct Hartford Administrative Services Company, in its capacity as transfer agent for the Companies ("Transfer Agent"), to deliver to the Company at the Closing a certificate of an authorized officer of the Transfer Agent stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Secretary of the Companies shall confirm that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund pursuant to paragraph 1.1 herein prior to the actions contemplated by paragraph 1.4 herein and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4 herein. At the Closing, the Companies shall execute such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as necessary to effect the Reorganization.

3.4.  In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each, an "Exchange") shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of HFMC or the Board of Directors of Hartford Mutual Funds or Hartford Mutual Funds II, accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  Representations and Warranties

4.1.  Except as has been fully disclosed to the Acquiring Fund prior to the date of this Agreement in a written instrument executed by an officer of Hartford Mutual Fund II, Hartford Mutual Fund II, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

(a)  The Acquired Fund is duly organized as a series of Hartford Mutual Funds II, which is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, with power under Hartford Mutual Funds II's Articles of Incorporation, as amended from time to time ("Charter"), to own all of its Assets and to carry on its business as it is now being conducted;

(b)  Hartford Mutual Funds II is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Class A, Class T, Class C, Class I, Class Y and Class F Acquired Fund Shares under the Securities Act of 1933, as amended ("1933 Act"), is in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended ("1934 Act"), the 1940 Act and state securities laws;

(d)  The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder; and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  On the Valuation Date, Hartford Mutual Funds II, on behalf of the Acquired Fund, will have good and marketable title to the Assets of the Acquired Fund and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, Hartford Mutual Funds, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

(f)  The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Hartford Mutual Funds II's Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford Mutual Funds II, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford Mutual Funds II, on behalf of the Acquired Fund, is a party or by which it is bound;

(g)  All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to Hartford Mutual Funds II's knowledge, threatened against Hartford Mutual Funds II, with respect to the Acquired Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. Hartford Mutual Funds II, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i)  The Statement of Assets and Liabilities of the Acquired Fund as of October 31, 2017, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by Ernst & Young LLP ("EY"), independent registered public accounting firm, included in its report dated December 29, 2017, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with U.S. generally accepted accounting principles ("GAAP"), and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j)  Since October 31, 2017 there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness other than in the ordinary course in accordance with the Acquired Fund's investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k)  On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best knowledge of Hartford Mutual Funds II, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l)  For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryover) for the period ending on the Closing Date;

(m)  All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford Mutual Funds II and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3 herein. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares;

(n)  The execution, delivery and performance of this Agreement and the transactions contemplated herein have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford Mutual Funds II, on behalf of the Acquired Fund, and this Agreement constitutes a valid and binding obligation of Hartford Mutual Funds II, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(o)  The information to be furnished by the Acquired Fund for use in registration statements, information statement materials and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto; and

(p)  The combined information statement and prospectus ("Proxy Statement") to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment and supplement thereto), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (p) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

4.2.  Except as has been fully disclosed to the Acquired Fund prior to the date of this Agreement in a written instrument executed by an officer of Hartford Mutual Funds, Hartford Mutual Funds, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

(a)  The Acquiring Fund is duly organized as a series of Hartford Mutual Funds, which is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland, with power under the Charter to own all of its properties and assets and to carry on its business as it is now being conducted;

(b)  Hartford Mutual Funds is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Class A, Class T, Class C, Class I, Class Y and Class F Acquiring Fund Shares under the 1933 Act, is in full force and effect;

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d)  The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times prior to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e)  The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of Hartford Mutual Funds' Charter or Bylaws, as amended from time to time, or of any agreement, indenture, instrument, contract, lease or other undertaking to which Hartford Mutual Funds, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which Hartford Mutual Funds, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Hartford Mutual Funds, with respect to the Acquiring Fund or any of the Acquiring Fund's properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of its business. Hartford Mutual Funds, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated;

(g)  The Statement of Assets and Liabilities of the Acquired Fund as of October 31, 2017, and the related Statement of Operations, Statement of Changes in Net Assets, Schedule of Investments and Financial Highlights for the periods then ended, have been audited by EY, independent registered public accounting firm, included in its report dated December 29, 2017, who issued an unqualified opinion thereon, and present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(h)  Since October 31, 2017, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness other than in the ordinary course in accordance with the Acquiring Fund's investment restrictions. For purposes of this subparagraph (i), a decline in net asset value per share of the Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by shareholders of the Acquiring Fund, shall not constitute a material adverse change;

(i)  On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best knowledge of Hartford Mutual Funds no such return is currently under audit and no assessment has been asserted with respect to such returns;

(j)  For each taxable year of its operation (including the taxable year that includes the Closing Date), the Acquiring Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been eligible to (or will be eligible to) and has computed (or will compute) its Federal income tax under Section 852 of the Code;

(k)  All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by Hartford Mutual Funds and have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and other securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(l)  The execution, delivery and performance of this Agreement and the transactions contemplated herein, have been duly authorized by all necessary action, if any, on the part of the Directors of Hartford Mutual Funds, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of Hartford Mutual Funds, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

(m)  The Class A, Class T, Class C, Class I, Class Y and Class F Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable by the Acquiring Fund;

(n)  The information to be furnished by the Acquiring Fund for use in registration statements, information statement materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(o)  The Proxy Statement to be included in the Registration Statement referred to in paragraph 5.5 herein (and any amendment or supplement thereto), insofar as it relates to the Acquiring Fund and the Acquiring Fund Shares, will, from the effective date of the Registration Statement through the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading, provided, however, that the representations and warranties of this subparagraph (o) shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein, and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder.

5.  Covenants of the Acquiring Fund and the Acquired Fund

5.1.  The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2.  Class A, Class T, Class C, Class I, Class Y and Class F Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.3.  Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.4.  Hartford Mutual Funds II, on behalf of the Acquired Fund, will prepare and file an Proxy Statement (referred to in paragraph 4.1(p) herein) to be included in a Registration Statement on Form N-14 ("Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act. The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.5.  The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.6.  Hartford Mutual Funds II, on behalf of the Acquired Fund, shall execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as may be necessary or desirable in order to (1) vest in and confirm (a) the title and possession of Hartford Mutual Funds II, on behalf of the Acquired Fund, of the Acquiring Fund Shares to be delivered hereunder and (b) the title and possession of Hartford Mutual Funds, on behalf of the Acquiring Fund, of all the Assets and (2) otherwise to carry out the intent and purpose of this Agreement.

5.7.  The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

6.  Conditions Precedent to Obligations of the Acquired Fund

The obligations of Hartford Mutual Funds II, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at Hartford Mutual Funds II's election, to the performance by Hartford Mutual Fund, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1.  All representations and warranties of Hartford Mutual Funds, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

6.2.  Hartford Mutual Funds, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed by Hartford Mutual Funds' President or Vice President and its Treasurer or Assistant Treasurer, and dated as of the Closing Date, to the effect that the representations and warranties of Hartford Mutual Funds, on behalf of the Acquiring Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

6.3.  Hartford Mutual Funds, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford Mutual Funds, on behalf of the Acquiring Fund, on or before the Closing Date; and

6.4.  The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein.

7.  Conditions Precedent to Obligations of the Acquiring Fund

The obligations of Hartford Mutual Funds, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at Hartford Mutual Funds' election, to the performance by Hartford Mutual Funds II, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1.  All representations and warranties of Hartford Mutual Funds II, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2.  Hartford Mutual Funds II shall have delivered to the Acquiring Fund a statement of the Acquired Fund's Assets and Liabilities, as of the Closing Date, certified by the Treasurer of the Company;

7.3.  Hartford Mutual Funds II, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of the Acquired Fund by its President or Vice President and its Treasurer or Assistant Treasurer and dated as of the Closing Date to the effect that the representations and warranties of Hartford Mutual Funds II, on behalf of the Acquired Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

7.4.  Hartford Mutual Funds II, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Hartford Mutual Funds II, on behalf of the Acquired Fund, on or before the Closing Date;

7.5.  The number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization shall have been calculated in accordance with paragraph 1.1 herein; and

7.6.  The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern Time on the Valuation Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

8.  Further Conditions Precedent to Obligations of the Acquiring Fund and the Acquired Fund

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford Mutual Funds II, on behalf of the Acquired Fund, Hartford Mutual Funds may, at its option, refuse to consummate the transactions contemplated by this Agreement. If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to Hartford Mutual Funds II, on behalf of the Acquiring Fund, Hartford Mutual Funds may, at its option, refuse to consummate the transactions contemplated by this Agreement:

8.1.  The Agreement and the transactions contemplated herein shall have been approved by the Board of Directors of Hartford Mutual Funds II, and each party shall have delivered to the other certified copies of the resolutions evidencing such approval;

8.2.  On the Closing Date no action, suit or other proceeding shall be pending or, to the Companies' knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3.  All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Companies to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund;

8.4.  The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5.  The Companies shall have received the opinion of counsel to the Companies addressed to the Companies substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by counsel to the Companies of representations it shall request of the Companies. Notwithstanding anything herein to the contrary, the Companies may not consummate such transactions contemplated by the Agreement if this condition is not satisfied.

9.  Indemnification

9.1.  Hartford Mutual Funds, out of the Acquiring Fund's assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquired Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquiring Fund is not in violation of any applicable law.

9.2.  Hartford Mutual Funds II, out of the Acquired Fund's assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), agrees to indemnify and hold harmless the Acquiring Fund from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement, provided that such indemnification by the Acquired Fund is not in violation of any applicable law.

10.  Brokerage Fees and Expenses

10.1.  Hartford Mutual Funds, on behalf of the Acquiring Fund and, Hartford Mutual Funds II on behalf of the Acquired Fund, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2.  The expenses relating to the proposed Reorganization will be borne solely by HFMC or its affiliate. No such expenses incurred in connection with the Reorganization shall be borne by the Acquired Fund or the Acquiring Fund, except for brokerage fees, brokerage-related expenses and other similar transaction costs related to the purchase and sale of portfolio holdings, and stamp tax, if any. The costs of the Reorganization shall include, but not be limited to, costs associated with preparation of the Registration Statement, printing and distributing the Proxy Statement, legal fees, accounting fees and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

11.  Entire Agreement; Survival of Warranties

11.1.  The Companies have not made any representation, warranty or covenant, on behalf of either the Acquired Fund or the Acquiring Fund, as applicable, not set forth herein, and this Agreement constitutes the entire agreement between the Acquiring Fund and Acquired Fund with respect to the Reorganization.

11.2.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquiring Fund in paragraphs 9.1 and 9.2 shall survive the Closing.

12.  Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of Hartford Mutual Funds' or Hartford Mutual Funds II's Board of Directors, on behalf of either the Acquiring Fund or the Acquired Fund, respectively, at any time prior to the Closing Date, if circumstances should develop that, in its opinion, make proceeding with the Agreement inadvisable.

13.  Amendments

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Companies.

14.  Headings; Governing Law; Assignment; Limitation of Liability

14.1.  The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.  This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

14.3.  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

THE HARTFORD MUTUAL FUNDS II, INC.,
on behalf of its series,
THE HARTFORD MUNICIPAL REAL RETURN FUND

By:

Name:
Title:

THE HARTFORD MUTUAL FUNDS, INC.,
on behalf of its series,
THE HARTFORD MUNICIPAL OPPORTUNITIES FUND

By:

Name:
Title:

With respect to Paragraph 10.2 of this
Agreement, Accepted and Acknowledged by:

HARTFORD FUNDS MANAGEMENT COMPANY, LLC

By:

Name:
Title:

APPENDIX B: 5% BENEFICIAL OWNERS OF FUND SHARES AS OF APRIL 30, 2018

To the knowledge of the Funds, as of April 30, 2018, the following persons owned of record or beneficially 5% or more of the outstanding shares of the class identified of the Acquired Fund or Acquiring Fund. As of April 30, 2018, no shareholder owned Class T shares of the Funds and no shareholder owned Class Y shares of the Acquiring Fund.

Acquired Fund

Name and Address*	Class A	Class C	Class I	Class Y	Class F
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS** SAINT LOUIS MO	50.82%	12.12%			75.55%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ		6.18%	9.26%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		7.90%	6.51%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ		8.28%	37.38%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ	5.90%	11.19%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL	6.60%	5.25%
WELLS FARGO CLEARING SERVICES LLC SPECIAL
CUSTODY ACCOUNT FOR THE
SAINT LOUIS MO		17.57%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL	7.79%	11.07%	12.11%
UBS WM USA WEEHAWKEN NJ		7.73%
JP MORGAN SECURITIES LLC OMNIBUS FOR THE EXCLUSIVE BENEFIT OF CUST BROOKLYN NY					21.27%

*  Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

**  May be deemed to control the Fund because it owned more than 25% of the outstanding shares of the Fund.

B-1

Acquiring Fund

Name and Address*	Class A	Class C	Class I	Class Y	Class F
EDWARD D JONES & CO FOR THE BENEFIT OF CUSTOMERS SAINT LOUIS MO	39.65%	6.65%			94.64%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENE OF OUR CUST JERSEY CITY NJ	10.70%		7.69%
LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT SAN DIEGO CA		5.85%
MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER JERSEY CITY NJ	16.09%	15.17%	8.73%
PERSHING LLC PERSHING PLAZA JERSEY CITY NJ		7.62%	12.61%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST PETERSBURG FL		12.66%
WELLS FARGO CLEARING SERVICES LLC SPECIAL
CUSTODY ACCOUNT FOR THE
SAINT LOUIS MO	6.71%	19.86%	14.13%
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE FL		10.11%	25.55%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY FBO
CUSTOMERS
SAN FRANCISCO CA					5.34%
UBS WM USA WEEHAWKEN NJ		7.22%	8.38%
TD AMERITRADE INC FBO OUR CUSTOMERS
OMAHA NE			5.55%

*  Each entity set forth in this column is the shareholder of record and may be deemed to be the beneficial owner of certain of the shares listed for certain purposes under the securities laws, although certain of the entities generally do not have an economic interest in these shares and would ordinarily disclaim any beneficial ownership therein.

B-2

APPENDIX C: INTERMEDIARY-SPECIFIC SALES CHARGE WAIVERS AND DISCOUNTS

The availability of certain initial and contingent deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. Financial intermediaries may have different policies and procedures regarding the availability of these waivers and discounts. For waivers or discounts not available through a particular intermediary, investors will have to purchase shares directly from the Funds or through another intermediary to receive such waivers or discounts to the extent such a waiver or discount is available. These waivers or discounts, which may vary from those disclosed elsewhere in the statutory Prospectus or SAI, are subject to change, and this Appendix will be updated based on information provided by the financial intermediaries. Neither the Funds, HFMC, nor HFD supervises the implementation of these waivers or discounts or verifies the intermediaries' administration of these waivers or discounts. In all instances, it is the purchaser's responsibility to notify the financial intermediary of any facts that may qualify the purchaser for sales charge waivers or discounts. Please contact your financial intermediary for more information.

Merrill Lynch

Effective April 10, 2017, shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the Funds' Prospectus or SAI. Shareholders should contact Merrill Lynch to determine their eligibility for these waivers and discounts.

Front-End Sales Load Waivers on Class A Shares available at Merrill Lynch

•  Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•  Shares purchased by or through a 529 Plan

•  Shares purchased through a Merrill Lynch affiliated investment advisory program

•  Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform

•  Shares of funds purchased through the Merrill Edge Self-Directed platform

•  Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•  Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•  Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•  Directors of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in the Fund's Prospectus

•  Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on Class A and C Shares available at Merrill Lynch

•  Death or disability of the shareholder

•  Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

•  Return of excess contributions from an IRA Account

•  Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

•  Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•  Shares acquired through a right of reinstatement

•  Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms

C-1

Front-End Load Discounts Available at Merrill Lynch:

•  Breakpoints as described in the Fund's Prospectus

•  Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•  Letters of Intent (LOI) which allow for breakpoint discounts using the same criteria as ROA above, but based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

C-2

APPENDIX D: ADDITIONAL INFORMATION APPLICABLE TO THE ACQUIRED FUND
AND THE ACQUIRING FUND

If the Reorganization occurs, the Combined Fund will be subject to the fundamental investment policies of the Acquiring Fund. A "fundamental" investment policy is one that may not be changed without the approval of a majority of the Fund's outstanding voting securities as defined in the 1940 Act. Under the 1940 Act, a "majority of the outstanding voting securities" means the lesser of (1) the holders of 67% or more of the outstanding shares of a Fund (or a class of the outstanding shares of a Fund) represented at a meeting if the holders of more than 50% of the outstanding shares of the Fund (or class) are present in person or by proxy or (2) the holders of more than 50% of the outstanding shares of the Fund (or of the class).

We have included below a comparison of the fundamental investment policies of both the Acquired Fund and the Acquiring Fund.

	Acquired Fund	Acquiring Fund
Fundamental Investment Restrictions

The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

The Fund will not borrow money or issue any class of senior securities, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

The Fund will not "concentrate" its investments in a particular industry or group of industries, except as permitted under the 1940 Act, and the rules and regulations thereunder as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction.

The Fund will not purchase the securities or loans of any issuer or borrower (other than securities or loans issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities or loans of companies whose principal business activities are in the same industry. With respect to the Fund, (i) tax exempt securities are not subject to this limitation unless they are backed by the assets and revenues of non-governmental issuers and (ii) this limitation will not apply to tax exempt securities that have been refunded with U.S. government securities.

	The Fund will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.	The Fund will not make loans, except to the extent consistent with the 1940 Act, and the rules and regulations thereunder, or as may otherwise be permitted from time to time by regulatory authority.

The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

The Fund will not act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed an underwriter under applicable laws.

The Fund will not purchase or sell real estate, except to the extent permitted under the 1940 Act and the rules and regulations thereunder, as such may be interpreted or modified from time to time by regulatory authorities having appropriate jurisdiction.

The Fund will not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate or interests therein.

Acquired Fund	Acquiring Fund
The Fund will not invest in physical commodities or contracts relating to physical commodities, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time and as set forth in the Fund's Prospectus and SAI.

The Fund will not purchase or sell commodities or commodities contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions of any kind.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose income is exempt from federal income tax. The Fund will not invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.

Under normal circumstances, the Fund will invest at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities whose interest is exempt from federal income tax. The Fund will not invest more than 25% of its total assets in limited obligation bonds payable only from revenues derived from facilities or projects within a single industry.

With respect to the fundamental policy to not invest more than 25% of the Fund's total assets in certain limited obligation bonds, utility companies, gas, electric, water and telephone companies will be considered separate industries. Also, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this 25% fundamental policy or the 5% diversification requirement of the 1940 Act. Such refunded municipal bonds will, however, be counted for purposes of the policy that the Fund must invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax. Under this policy, "assets" means net assets plus the amount of any borrowings for investment purposes.

With respect to the fundamental policy to not invest more than 25% of the Fund's total assets in certain limited obligation bonds, utility companies, gas, electric, water and telephone companies will be considered separate industries. Also, municipal bonds refunded with U.S. Government securities will be treated as investments in U.S. Government securities, and are not subject to this 25% fundamental policy or the 5% diversification requirement of the 1940 Act.

Notwithstanding the foregoing investment restrictions, the Underlying Funds in which certain "Funds of Funds" may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a Fund of Funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above.

Notwithstanding the foregoing investment restrictions, the Underlying Funds in which certain "Funds of Funds" may invest have adopted certain investment restrictions that may be more or less restrictive than those listed above, thereby permitting a Fund of Funds to engage indirectly in investment strategies that may be prohibited under the investment restrictions listed above.

	Acquired Fund	Acquiring Fund
Fundamental Investment Policy Under Rule 35d-1

The Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. The Fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one, which means that it may not be changed without the vote of a majority of the Fund's outstanding shares as defined in the 1940 Act.

The Fund has a name that suggests a focus on a particular type of investment. In accordance with Rule 35d-1 under the 1940 Act, the Fund has adopted a policy that it will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in municipal securities the income from which is exempt from federal income tax. This requirement is applied at the time the Fund invests its assets. If, subsequent to an investment by the Fund, this requirement is no longer met, the Fund's future investments will be made in a manner that will bring the Fund into compliance with this requirement. The Fund's policy to invest at least 80% of its assets in such a manner is a "fundamental" one, which means that it may not be changed without the vote of a majority of the Fund's outstanding shares as defined in the 1940 Act.

PART B

The Hartford Mutual Funds, Inc.
P.O. Box 55022

Boston, MA 02205-5022

Statement of Additional Information

May 17, 2018

Acquisition of the Assets and Liabilities of:	By and in Exchange for Shares of:

The Hartford Municipal Real Return Fund	The Hartford Municipal Opportunities Fund

This Statement of Additional Information is available to the shareholders of The Hartford Municipal Real Return Fund (“Acquired Fund”) in connection with the proposed transaction (the “Reorganization”) whereby all of the assets and liabilities of the Acquired Fund will be transferred to The Hartford Municipal Opportunities Fund in exchange for shares of The Hartford Municipal Opportunities Fund (“Acquiring Fund,” and together with the Acquired Fund, the “Funds”).  The Acquiring Fund, following completion of the Reorganization, may be referred to as the “Combined Fund.”

This Statement of Additional Information of the Acquiring Fund consists of this cover page, the accompanying pro forma financial information and related notes, and the following documents, each of which was filed electronically with the United States Securities and Exchange Commission (“SEC”) and is incorporated by reference herein:

1.

The Combined Statement of Additional Information for The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. dated March 1, 2018, as may be amended, supplemented or restated (File Nos. 333-02381/811-07589 and 002-11387/811-00558, respectively) with respect to the information that pertains to the Acquired Fund and Acquiring Fund only; and

2.

The Financial Statements of the Acquired Fund and the Acquiring Fund as included in each Fund’s Annual Report filed for the year ended October 31, 2017 (File Nos. 811-00558 (Acquired Fund) and 811-07589 (Acquiring Fund)).

This Statement of Additional Information is not a prospectus. A combined Proxy Statement/Prospectus (“Proxy Statement”) dated May 17, 2018 relating to the transaction may be obtained, without charge, by writing to The Hartford Mutual Funds II, Inc., P.O. Box 55022, Boston, MA 02205-5022 or calling 1-888-843-7824. This Statement of Additional Information should be read in conjunction with the Proxy Statement.

For additional information, see the October 31, 2017 annual report for the Funds.

PRO FORMA FINANCIAL INFORMATION

Unaudited narrative pro forma financial information is presented below for the Reorganization. The Acquiring Fund will be the accounting survivor of the Reorganization. The pro forma financial information provided herein should be read in conjunction with the annual and semi-annual reports, which are on file with the SEC and are available at no charge.

The unaudited pro forma information set forth below for the twelve months ended October 31, 2017, is intended to present supplemental data as if the Reorganization, as noted in the table below, had occurred at the beginning of the period.

1.            Reorganization

The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund or its shareholders as a result of the Reorganization. The Acquired Fund and the Acquiring Fund are registered open-ended management investment companies. The Reorganization would be

1

accomplished by the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of the Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to the Acquired Fund’s shareholders in complete liquidation of the Acquired Fund. The table below shows the common shares that the Acquired Fund’s shareholders would have received if the Reorganization were to have taken place on October 31, 2017.

Acquired Fund	Shares Exchanged (thousands)
Class A	11,202
Class T	-
Class C	2,087
Class I	5,142
Class Y	1,878
Class F	715

2.            Basis of Pro Forma

In accordance with accounting principles generally accepted in the United States of America, the Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from the Acquired Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Net Assets as of October 31, 2017

	Acquired Fund	Acquiring Fund	Combined Fund Pro Forma
Class A	$96,337,566	$251,142,908	$347,480,474
Class T	-	-	-
Class C	17,945,981	100,507,090	118,453,071
Class I	44,276,340	302,855,086	347,131,426
Class Y	16,169,072	-	16,169,072
Class F	6,152,977	25,280,233	31,433,210
Total	$180,881,936	$679,785,317	$860,667,253

3.            Pro Forma Expense Adjustments

The table below reflects adjustments to annual expenses made to the Combined Fund Pro Forma financial information as if the Reorganization had taken place on the first day of the twelve-month period ended October 31, 2017 using the fee and expense information shown in the Proxy Statement. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Fund and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

2

	Pro Forma Fee and Expense Increase (Decrease)
	Dollar Amount	Percentage of Net Asset Value (basis points)
Net Expense Category
Management Fees(1)	$(90,928)	(0.01)% (-1 basis point)
Transfer Agent Fees(2)	-	-
Distribution Fees(3)	-	-
Custodian Fees(2)	-	-
Accounting Services Fees(3)	-	-
Registration and Filing Fees(4)	$(84,347)	(0.01)% (-1 basis point)
Board of Directors Fees(2)	-	-
Audit Fees(4)	$(28,396)	0.00% (0 basis points)
Other Expenses(4)	$(9,311)	0.00% (0 basis points)
Total Pro Forma Expenses	$(212,982)	(0.02)% (-2 basis points)

(1)         These fees are asset based. As a result of the Reorganization, it is anticipated that the addition of the Acquired Fund assets to the Acquiring Fund will subject such assets to the Combined Fund’s first breakpoint in the management fee schedule.

(2)         These expenses for the Acquired Fund and the Acquiring Fund together equal the Combined Fund Pro Forma expenses.

(3)         These fees are asset based. As a result of the Reorganization, it is anticipated that the addition of the Acquired Fund assets to the Acquiring Fund will not result in the Combined Fund Pro Forma expense exceeding the next breakpoint, if any.

(4)         Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

4.            Reorganization Costs

Hartford Funds Management Company, LLC (“HFMC”) or its affiliates will bear all costs associated with the Reorganization, other than brokerage-related expenses and other similar transaction costs, which will be borne by the respective Fund, as applicable.

5.            Accounting Survivor

The Acquiring Fund will be the accounting survivor. The Combined Fund will have the portfolio management team, portfolio composition, strategies, investment objectives, expense structure and policies/restrictions of the Acquiring Fund.

6.            Tax Implications; Capital Loss Carryforwards

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

It is the policy of each Fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Code applicable to regulated investment companies.

As of October 31, 2017, the Funds had capital loss carryforwards as follows:

	Acquired Fund	Acquiring Fund
Unlimited Short-Term Capital Loss Carryforwards (in thousands)	$356	$931
Unlimited Long-Term Capital Loss Carryforwards (in thousands)	$8,037	$0

In addition to the above, the Funds have the below capital loss carryforwards that will expire as follows:

	Acquired Fund	Acquiring Fund
Expiration Date
October 31, 2018 (in thousands)	$6,088	$6,121
October 31, 2019 (in thousands)	$1,654	$10,546

3

The merger is expected to be a tax-free reorganization for federal income tax purposes.

7.            Portfolio Realignment

The Acquired Fund is not expected to sell any securities prior to the Reorganization, other than in the ordinary course of business.  However, the Acquired Fund will need to close out all Consumer Price Index (“CPI”) swaps prior to the Reorganization which will result in brokerage commissions currently estimated to be approximately $91,000 (0.05% of the Acquired Fund’s net asset value as of October 31, 2017).  Approximately 70% of the Acquired Fund is hedged by CPI swap positions.  HFMC estimates that the sales of the CPI swaps will result in capital gains which are anticipated to be offset by the Acquired Fund’s capital loss carryforwards. In addition, a portion of the Acquired Fund’s portfolio assets (approximately 20.0%) is expected to be sold after the consummation of the Reorganization.  It is expected that the capital loss carryforwards of the Acquiring Fund would offset such capital gains. It is also estimated that such portfolio repositioning will result in brokerage and other transaction costs of approximately $18,000 to $31,000 (0.00% to 0.01% of the Acquiring Fund’s net asset value as of October 31, 2017).  The preceding are estimates that may change at the time of the Reorganization based on market conditions and other factors.

4

PART C

OTHER INFORMATION

Item 15.                 Indemnification

Article V, paragraph (f) of the Registrant’s Articles of Restatement provides that the Registrant shall indemnify (i) its directors and officers to the full extent required or permitted by law and (ii) other employees and agents to such extent authorized by the Registrant’s board of directors or bylaws and as permitted by law; provided, however, that no such indemnification shall protect any director or officer of the Registrant against any liability to the Registrant or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. The rights of indemnification contained in Article V are not exclusive to any other rights to which any officer, director or employee seeking indemnification may be entitled.

Subsection (b) of Section 2-418 of the General Corporation Law of Maryland permits a corporation to indemnify any person who was or is party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or enterprise, against reasonable expenses (including attorneys’ fees), judgments, penalties, fines and amounts paid in settlement actually incurred by him in connection with such action, suit or proceeding unless it is proved that: (i) the act or omission of the person was material to the cause of action adjudicated in the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the person actually received an improper personal benefit of money, property or services; or (iii) with respect to any criminal action or proceeding, the person had reasonable cause to believe his act or omission was unlawful.

Indemnification under subsection (b) of Section 2-418 may not be made by a corporation unless authorized for a specific proceeding after a determination has been made that indemnification is permissible in the circumstances because the party to be indemnified has met the standard of conduct set forth in subsection (b). This determination shall be made (i) by the Board of Directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such quorum cannot be obtained, then by a majority vote of a committee of the Board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full Board in which the designated directors who are parties may participate; (ii) by special legal counsel selected by the Board of Directors or a committee of the Board by vote as set forth in subparagraph (i),or, if the requisite quorum of the full Board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full Board in which any director who is a party may participate; or (iii) by the stockholders (except that shares held by directors who are parties to the specific proceeding may not be voted). A court of appropriate jurisdiction may also order indemnification if the court determines that a person seeking indemnification is entitled to reimbursement under subsection (b).

Section 2-418 further provides that indemnification provided for by Section 2-418 shall not be deemed exclusive of any rights to which the indemnified party may be entitled; and permits a corporation to purchase and maintain insurance on behalf of a director, officer, employee or agent of the corporation against any liability asserted against or incurred by such person in any such capacity or arising out of such person’s status as such whether or not the corporation would have the power to indemnify such person against such liabilities under Section 2-418.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Registrant undertakes that it will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the questions whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

1

The Registrant’s various agreements with its service providers provide for indemnification.

Item 16.	Exhibits

1.(i)	Articles of Restatement dated July 12, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

1.(ii)	Articles Supplementary dated August 13, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

1.(iii)	Articles of Amendment dated November 30, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

1.(iv)	Articles of Amendment dated November 30, 2010 (incorporated by reference to Post-Effective Amendment No. 86 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 15, 2010)

1.(v)	Articles Supplementary dated February 25, 2011 (incorporated by reference to Post-Effective Amendment No. 88 to Registration Statement on Form N-1A (File No. 333-02381) filed on March 15, 2011)

1.(vi)	Articles Supplementary dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

1.(vii)	Articles of Amendment dated July 14, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

1.(viii)	Articles of Amendment dated August 8, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

1.(ix)	Articles Supplementary dated August 10, 2011 (incorporated by reference to Post-Effective Amendment No. 94 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 30, 2011)

1.(x)	Articles of Amendment dated April 11, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

1.(xi)	Articles of Amendment dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

1.(xii)	Articles Supplementary dated April 27, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

1.(xiii)	Articles Supplementary dated June 1, 2012 (incorporated by reference to Post-Effective Amendment No. 107 to Registration Statement on Form N-1A (File No. 333-02381) filed on September 17, 2012)

1.(xiv)	Articles Supplementary dated October 31, 2012 (incorporated by reference to Post-Effective Amendment No. 109 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 30, 2012)

1.(xv)	Certificate of Correction dated January 24, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

1.(xvi)	Articles Supplementary dated February 27, 2013 (incorporated by reference to Post-Effective Amendment No. 116 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2013)

1.(xvii)	Articles Supplementary dated June 28, 2013 (incorporated by reference to Post-Effective Amendment No. 121 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 19, 2013)

1.(xviii)	Articles Supplementary dated August 7, 2013 (incorporated by reference to Post-Effective Amendment No. 121 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 19, 2013)

2

1.(xix)	Articles Supplementary dated November 19, 2013 (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

1.(xx)	Articles of Amendment dated February 25, 2014 (incorporated by reference to Post-Effective Amendment No. 123 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2014)

1.(xxi)	Articles Supplementary dated March 6, 2014 (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2014)

1.(xxii)	Certificate of Correction dated April 29, 2014 (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2014)

1.(xxiii)	Articles of Amendment dated May 30, 2014 (incorporated by reference to Post-Effective Amendment No. 128 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 30, 2014)

1.(xxiv)	Articles Supplementary dated July 23, 2014 (incorporated by reference to Post-Effective Amendment No. 132 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 29, 2014)

1.(xxv)	Articles Supplementary dated October 27, 2014 (incorporated by reference to Post-Effective Amendment No. 134 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 7, 2014)

1.(xxvi)	Articles Supplementary dated November 27, 2014 (incorporated by reference to Post-Effective Amendment No. 136 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 19, 2014)

1.(xxvii)	Articles Supplementary dated February 18, 2015 (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)

1.(xxviii)	Articles of Amendment dated March 24, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)

1.(xxix)	Articles Supplementary dated May 26, 2015 (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2015)

1.(xxx)	Articles of Amendment dated May 28, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)

1.(xxxi)	Articles of Amendment dated July 7, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)

1.(xxxii)	Articles of Amendment dated August 31, 2015 (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)

1.(xxxiii)	Articles Supplementary dated February 10, 2016 (incorporated by reference to Post-Effective Amendment No. 144 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 29, 2016)

1.(xxxiv)	Articles Supplementary dated June 1, 2016 (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

1.(xxxv)	Articles Supplementary dated November 11, 2016 (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

1.(xxxvi)	Articles Supplementary dated February 23, 2017 (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

1.(xxxvii)	Articles Supplementary dated February 15, 2018 (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

3

2.	Amended and Restated Bylaws (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

3.	Not Applicable

4.	Form of Agreement and Plan of Reorganization is incorporated herein as Appendix A to the Proxy Statement

5.	Not Applicable

6.(i).a

Form of Investment Management Agreement with Hartford Funds Management Company, LLC with respect to Floating Rate High Income Fund, Healthcare Fund, Municipal Opportunities Fund and Small Company Fund (incorporated by reference to Post-Effective Amendment No. 132 to Registration Statement on form N-1A (File No. 333-02381) filed on August 29, 2014)

6.(i).b

Schedules A and B to the Investment Management Agreement with Hartford Funds Management Company, LLC with respect to Floating Rate High Income Fund, Healthcare Fund, Municipal Opportunities Fund and Small Company Fund (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

6.(ii).a

Investment Management Agreement with Hartford Funds Management Company, LLC with respect to all Funds, except Floating Rate High Income Fund, Healthcare Fund, Municipal Opportunities Fund, Small Company Fund and Global Impact Fund (incorporated by reference to Post-Effective Amendment No. 149 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 8, 2016)

6.(ii).b

Schedules A and B to Investment Management Agreement with Hartford Funds Management Company, LLC with respect to all Funds, except Floating Rate High Income Fund, Healthcare Fund, Municipal Opportunities Fund, Small Company Fund and Global Impact Fund (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

6.(iii)

Sub-Advisory Agreement with Wellington Management Company LLP (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

7.(i).a

Amended and Restated Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 27, 2014)

7.(i).b

Amendment Number 1 Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 119 to Registration Statement on Form N-1A (File No. 333-02381) filed on November 29, 2013)

7.(i).c

Form of Amendment Number 2 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 126 to Registration Statement on Form N-1A (File No. 333-02381) filed on April 30, 2014)

7.(i).d

Amendment Number 3 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 131 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 27, 2014)

7.(i).e

Amendment Number 4 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 132 to Registration Statement on form N-1A (File No. 333-02381) filed on August 29, 2014)

7.(i).f

Form of Amendment Number 5 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2015)

7.(i).g

Amendment Number 6 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 144 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 29, 2016)

7.(i).h

Amendment Number 7 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 149 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 8, 2016)

7.(i).i

Amendment Number 8 to Principal Underwriting Agreement (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

4

7.(ii)	Form of Selling Agreement (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

8.	Not Applicable

9.(i)

Custodian Agreement with State Street Bank and Trust Company (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)

9.(ii)	Form of Prime Broker Margin Account Agreement (incorporated by reference to Post-Effective Amendment No. 132 to Registration Statement on Form N-1A (File No. 333-02381) filed on August 29, 2014)

10.(i)

Amended and Restated Rule 12b-1 Distribution Plan for Class A, Class B, Class C, Class R3, Class R4 and Class T Shares dated February 28, 2017 (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

10.(ii)	Rule 18f-3 Plan (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

11.

Opinion and Consent of Counsel as to legality of the securities being registered (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-224271) filed on April 13, 2018)

12.	Form of Opinion and Consent of Dechert LLP as to tax matters (to be filed by subsequent amendment)

13.(i).a

Amended and Restated Transfer Agency and Service Agreement with Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

13.(i).b

Amendment Number One to the Amended and Restated Transfer Agency and Service Agreement with Hartford Administrative Services Company (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

13.(ii)	Share Purchase Agreement (incorporated by reference to Post-Effective Amendment No. 35 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 19, 2004)

13.(iii).a

Fund Accounting Agreement with Hartford Funds Management Company, LLC dated December 31, 2014 (incorporated by reference to Post-Effective Amendment No. 137 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 27, 2015)

13.(iii).b	Form of Amendment One to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 140 to Registration Statement on Form N-1A (File No. 333-02381) filed on May 28, 2015)

13.(iii).c	Amendment Two to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 143 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 22, 2015)

13.(iii).d	Amendment Three to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 144 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 29, 2016)

13.(iii).e

Form of Amendment Four to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 149 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 8, 2016)

13.(iii).f	Amendment Five to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

13.(iii).g

Form of Amendment Six to Fund Accounting Agreement (incorporated by reference to Post-Effective Amendment No. 153 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2017)

13.(iv)	Form of Amended and Restated Expense Limitation Agreement (filed herewith)

5

13.(v)

Form of Global Securities Lending Agency Agreement (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

14.	Consent of Independent Public Accounting Firm (filed herewith)

15.	Not Applicable

16.	Power of Attorney dated February 7, 2018 (incorporated by reference to the Registrant’s Registration Statement on Form N-14 (File No. 333-224271) filed on April 13, 2018)

17.(i)

Code of Ethics of Hartford Funds Management Company, LLC, Hartford Funds Distributors, LLC and The Hartford-Sponsored Mutual Funds (incorporated by reference to Post-Effective Amendment No. 157 to Registration Statement on Form N-1A (File No. 333-02381) filed on February 28, 2018)

17.(ii)

Code of Ethics of Wellington Management Company LLP dated July 1, 2016 (incorporated by reference to Post-Effective Amendment No. 150 to Registration Statement on Form N-1A (File No. 333-02381) filed on December 27, 2016)

17.(iii)	Form of Proxy Card (filed herewith)

Item 17.	Undertakings

1.         The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act (17 CFR 230.145c), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.         The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.         The undersigned registrant undertakes to file a post-effective amendment to this registration statement upon the closing of the reorganization described in this registration statement that contains an opinion of counsel supporting the tax matters.

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the city of Wayne, and Commonwealth of Pennsylvania, on the 14th day of May 2018.

THE HARTFORD MUTUAL FUNDS, INC.

By:	/s/ James E. Davey
James E. Davey
President

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ James E. Davey	Director, President and Chief Executive Officer	May 14, 2018
James E. Davey

/s/ Laura S. Quade	Treasurer	May 14, 2018
Laura S. Quade	(Principal Financial Officer and Principal Accounting Officer)

*	Director	May 14, 2018
Hilary E. Ackermann

*	Director	May 14, 2018
Robin C. Beery

*	Director	May 14, 2018
Lynn S. Birdsong

*	Director	May 14, 2018
Christine R. Detrick

*	Director	May 14, 2018
Duane E. Hill

*	Chairman of the Board and Director	May 14, 2018
William P. Johnston

*	Director	May 14, 2018
Phillip O. Peterson

*	Director	May 14, 2018
Lemma W. Senbet

*	Director	May 14, 2018
David Sung

/s/ Thomas R. Phillips		May 14, 2018
* By Thomas R. Phillips
Attorney-in-fact

*                                         Pursuant to Power of Attorney (previously filed)

7

EXHIBIT INDEX

Exhibit No.	Description
13.(iv)	Form of Amended and Restated Expense Limitation Agreement
14	Consent of Independent Public Accounting Firm
17.(iii)	Form of Proxy Card

8